UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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BIOCRYST PHARMACEUTICALS, INC.

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BIOCRYST PHARMACEUTICALS, INC.

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2016

To the Stockholders of BioCryst Pharmaceuticals, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., a Delaware corporation, will be held at our corporate offices at 4505 Emperor Blvd., Suite 200, Durham, NC 27703 on Monday, May 23, 2016 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect the two directors nominated in this proxy statement to serve for a term of three years and until a successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants;

3.	To approve an amendment to the Stock Incentive Plan to (i) increase the number of shares available for issuance under the Stock Incentive Plan by 3,800,000 shares to 14,851,204 shares as of March 28, 2016 and (ii) provide for (A) a minimum one-year vesting period for nearly all “full-value” future awards, (B) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (C) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3. The proposals are further described in the proxy statement.

The Board of Directors has fixed the close of business on March 28, 2016 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment thereof. The meeting may be adjourned from time to time without notice other than announcement at the meeting, and any business for which notice of the meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the principal executive offices of the Company in Durham, North Carolina.

Please review carefully the Proxy and Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Alane P. Barnes, Corporate Secretary

Durham, North Carolina

April 11, 2016

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT. IF YOU ATTEND THE MEETING, YOUR PROXY WILL NOT BE COUNTED WITH RESPECT TO ANY MATTER UPON WHICH YOU VOTE IN PERSON.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
ITEMS TO BE VOTED UPON	4
1. ELECTION OF DIRECTORS	4
2. RATIFICATION AND APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	7
3. APPROVAL OF AN AMENDMENT TO THE STOCK INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY 3,800,000 SHARES TO 14,851,204 SHARES AS OF MARCH 28, 2016 AND (II) PROVIDE FOR (A) A MINIMUM ONE-YEAR VESTING PERIOD FOR NEARLY ALL “FULL-VALUE” FUTURE AWARDS, (B) THE ELIMINATION OF “SINGLE TRIGGER” VESTING OF FUTURE AWARDS UPON A CHANGE IN CONTROL WHEN THE AWARDS ARE ASSUMED OR CONVERTED, AND ITS REPLACEMENT WITH “DOUBLE TRIGGER” VESTING PROTECTIONS IN THAT EVENT, AND (C) EXPRESS PROHIBITIONS ON DIRECT AND INDIRECT REPRICINGS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS	8
CORPORATE GOVERNANCE	17
EXECUTIVE OFFICERS	21
COMPENSATION DISCUSSION AND ANALYSIS	22
SUMMARY COMPENSATION TABLE	32
GRANTS OF PLAN-BASED AWARDS IN 2015	34
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015	36
2015 OPTION EXERCISES AND STOCK VESTED	39
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	40
2015 DIRECTOR COMPENSATION	44
AUDIT COMMITTEE REPORT	46
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	47
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	49
STOCKHOLDER PROPOSALS	49
NO INCORPORATION BY REFERENCE	49
OTHER MATTERS	50
GENERAL INFORMATION	50
ANNEX A – STOCK INCENTIVE PLAN

BIOCRYST PHARMACEUTICALS, INC.

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BioCryst Pharmaceuticals, Inc. (“BioCryst” or the “Company”) for the Annual Meeting of Stockholders of the Company to be held at our corporate offices at 4505 Emperor Blvd., Suite 200, Durham, NC 27703 on Monday, May 23, 2016 at 10:00 a.m., Eastern Daylight Time, and any adjournment thereof (the “Meeting”) and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

In this document, the words “BioCryst,” “the Company,” “we,” “our,” “ours,” and “us” refer only to BioCryst Pharmaceuticals, Inc. and not any other person or entity.

We are taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to deliver proxy materials to our stockholders on the Internet. Under these rules, we are sending our stockholders a one-page notice regarding the Internet availability of proxy materials instead of a full printed set of proxy materials. Our stockholders will not receive printed copies of the proxy materials unless specifically requested. Instead, the one-page notice that our stockholders receive will tell them how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells our stockholders how to submit their proxy card on the Internet and how to request to receive a printed copy of our proxy materials. We expect to provide notice and electronic delivery of this proxy statement to such stockholders on or about April 11, 2016.

Purpose of the Meeting

The matters to be considered at the Meeting are:

1. To elect the two directors nominated in this proxy statement to serve for a term of three years and until a successor is duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP as our independent registered public accountants;

3. To approve an amendment to the Stock Incentive Plan to (i) increase the number of shares available for issuance under the Stock Incentive Plan by 3,8000,000 shares to 14,851,204 shares as of March 28, 2016 and (ii) provide for (A) a minimum one-year vesting period for nearly all “full-value” future awards, (B) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (C) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights; and

4. To transact such other business as may properly come before the stockholders at the Meeting or any adjournment or postponement thereof.

Revocation and Voting of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof, by giving written notice to our Corporate Secretary at our principal executive offices, 4505 Emperor Blvd., Suite 200 Durham, NC 27703 or by voting in person at the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy. All valid, unrevoked proxies will be voted as directed. In the absence of any contrary directions, proxies received by the Board will be voted as follows:

•	FOR the election of each of the nominees named in this proxy statement for director of the Company;

•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2016; and

•	FOR the approval of an amendment to the Stock Incentive Plan to (i) increase the number of shares available for issuance under the Stock Incentive Plan by 3,800,000 shares to 14,851,204 shares as of March 28, 2016 and (ii) provide for (A) a minimum one-year vesting period for nearly all “full-value” future awards, (B) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (C) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights.

With respect to such other matters as may properly come before the Meeting, votes will be cast in the discretion of the appointed proxies.

Voting and Quorum

Only holders of record (the “Stockholders”) of our common stock (the “Common Stock”) as of the close of business on March 28, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At March 28, 2016 there were 73,687,818 shares of Common Stock outstanding. Stockholders are entitled to vote in any one of the following ways:

1.        In Person.  Stockholders who choose to attend the Meeting can vote in person at the Meeting by presenting a form of photo identification acceptable to the Company.

2.        By Internet.  Stockholders can vote on the Internet by following the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

3.        By Mail.  Stockholders can vote by mail after requesting a paper copy of the proxy materials, including a proxy card, by following the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

4.        By Telephone: Stockholders can vote over the telephone using the toll-free telephone number obtained by accessing the website set forth in the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

Each share of Common Stock is entitled to one vote on all matters on which Stockholders may vote. There is no cumulative voting in the election of directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Meeting for purposes of determining the presence of a quorum without regard to whether the proxy is marked as casting a vote for or against, or withholding authority or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by “broker non-votes” generally will be treated as present for purposes of determining the presence of a quorum.  Broker non-votes are shares of Common Stock held in record name by brokers, banks or other nominees as to which a proxy is received and (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary power and (iii) the record holder had indicated that it does not have authority to vote such shares on that matter.

Attending the Meeting

Stockholders as of the Record Date are invited to attend the Meeting. Stockholders must present a form of photo identification acceptable to the Company, such as a valid driver’s license or passport. Registered holders may vote upon presentation of identification. Beneficial owners must obtain a proxy from their broker, bank or other holder of record and present it to the inspector of election with their ballot. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.  The Meeting will begin promptly at 10:00 a.m., Eastern Daylight Time. Please allow ample time for the check-in procedures. Media may attend the Meeting by invitation only.

Required Votes, Abstentions, and Broker Non-Votes

Directors will be elected by a plurality of the votes cast.  This means that the nominee with the most votes will be elected.  Votes may be cast for or withheld from the nominee, but a withheld vote or a broker non-vote will not affect the outcome of the election of directors at the Meeting.

The affirmative vote of the holders of a majority of the Shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of (i) the ratification of our selection of Ernst & Young LLP as our independent registered public accountants and (ii) the amendment to the Stock Incentive Plan.  Abstentions with respect to these proposals will have the same effect as a vote against these proposals, and broker non-votes will have no effect upon these proposals.

Proxy Solicitation

We are making this proxy solicitation both through the mail and Internet, although proxies may be solicited by personal interview, telephone, facsimile, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of the Common Stock. We have retained Morrow & Co., LLC, 470 West Ave, Stamford, CT 06902 to act as proxy solicitor in conjunction with the meeting.  We have agreed to pay that firm approximately $8,000 plus reasonable out of pocket expenses for their services.

ITEMS TO BE VOTED ON

1.  ELECTION OF DIRECTORS

It is proposed to elect the two directors nominated in this proxy statement to serve until the annual meeting of stockholders in 2019, and until their successors shall have been duly elected and qualified. Proxies cannot be voted for more than two persons. Unless otherwise specified in the accompanying proxy, the shares voted by proxy will be voted FOR the election of the two persons listed for terms expiring in 2019. The Board expects that all of the nominees will be available for election but, if any of the nominees is not available, proxies received will be voted for substitute nominees to be designated by the Board or, if no such designation is made, proxies will be voted for a lesser number of nominees.

NOMINEES FOR DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2019

Name	Age(1)	Position(s) with the Company	Served as Director Since
Fred E. Cohen, M.D., D.Phil.	59	Director	2013
Kenneth B. Lee, Jr.	68	Director	2011

The following persons shall continue to serve as directors for the terms indicated:

DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2017

Name	Age(1)	Position(s) with the Company	Served as Director Since
George B. Abercrombie	61	Director, Chairman of the Board	2011
Stanley C. Erck	67	Director	2008
Jon P. Stonehouse	55	Director, President, Chief Executive Officer	2007

DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2018

Name	Age(1)	Position(s) with the Company	Served as Director Since
Nancy J. Hutson, Ph.D.	66	Director	2012
Sanj K. Patel	45	Director	2015
Robert A. Ingram	73	Director	2015

________

(1)	Age as of March 28, 2016.

Charles A. Sanders, M.D. will continue to serve as a Director until his current term expires at the Meeting.

Below you can find information, including biographical information, about our current directors, nominees for director and directors whose terms continue after the Meeting, as well as a discussion of the specific experiences, qualifications, attributes and skills considered by the Board in concluding that such individuals should serve as directors.

Fred E. Cohen, M.D., D.Phil. was appointed to the Board in July 2013. In 2001, Dr. Cohen joined TPG Capital, a private investment firm, to initiate TPG’s venture efforts in biotechnology and life sciences, and he serves as a Partner at TPG and Managing Director at TPG Biotech. Until recently, Dr. Cohen served as a member of the faculty of University of California, San Francisco (UCSF) since 1986. At UCSF, Dr. Cohen served as an Internist for hospitalized patients, a consulting Endocrinologist and as the Chief of the Division of Endocrinology and Metabolism. His research interests include structure based drug design, prion diseases, computational biology and heteropolymer chemistry. Dr. Cohen received his B.S. degree in Molecular Biophysics and Biochemistry from Yale University, his D.Phil. in Molecular Biophysics from Oxford on a Rhodes Scholarship, his M.D. from Stanford and his postdoctoral training and postgraduate medical training in Internal Medicine and Endocrinology at UCSF. He is a Fellow of the American College of Physicians and the American College of Medical Informatics and a member of the American Society for Clinical Investigation and Association of American Physicians. Dr. Cohen was elected to the Institute of Medicine of the National Academy of Sciences in 2004 and the American Academy of Arts and Sciences in 2008. Currently, Dr. Cohen also serves on the Board of Directors of Genomic Health, Inc., Veracyte, Inc., Tandem Diabetes Care, Inc., Five Prime Therapeutics, Inc., Roka Bioscience, Inc. and CareDx, Inc., as well as on the Boards of several privately held companies. Dr. Cohen’s extensive expertise in the pharmaceutical industry, private investment expertise and experience serving on boards of biotechnology companies contribute valuable insight and experience to the Board.

Kenneth B. Lee, Jr. was appointed to the Board in June 2011. Mr. Lee has over 35 years of experience counseling management teams, boards of directors and investors of technology-based companies worldwide. He is currently a General Partner with Hatteras Venture Partners, LLC, a venture capital fund focusing on life science companies, which he joined in 2003. Previously he was President of A.M. Pappas & Associates, LLC, following 29 years with Ernst & Young LLP, where he was most recently Managing Director of the firm’s health sciences corporate finance group. Mr. Lee received a Bachelor of Arts degree from Lenoir-Rhyne College and an MBA from the University of North Carolina at Chapel Hill. Mr. Lee is currently on the Board of Directors of Pozen, Inc., and serves on the Board of private company Clinipace. Previously, Mr. Lee served on the Boards of Abgenix, Inc., CV Therapeutics, Inspire Pharmaceuticals, Maxygen, Inc., OSI Pharmaceuticals and A.M. Pappas & Associates. He has served in various leadership capacities on these Boards, including Chairman of the Board, Independent Lead Director and Chairman of Audit and Compensation Committees. Mr. Lee’s experience advising biotechnology companies regarding financial and partnering strategies, his extensive background in finance and his experience serving on the Boards of biotech companies contribute valuable insight and experience to the Board.

George B. Abercrombie was appointed to the Board in October 2011 and was elected Chairman of the Board in May 2013. Mr. Abercrombie has over 30 years of experience as a business leader in the pharmaceutical industry. He most recently served from 2001 to 2009 as the President and Chief Executive Officer of Hoffmann-La Roche Inc., a pharmaceutical company, where he was responsible leading operations in both the U.S. and Canada. During his tenure, Mr. Abercrombie also served as a member of the Roche Pharmaceutical Executive Committee, which was responsible for developing and implementing global strategy for the Pharmaceuticals Division. In 1993, Mr. Abercrombie joined Glaxo Wellcome Inc. as Vice President and General Manager of the Glaxo Pharmaceuticals Division, and was later promoted to Senior Vice President, U.S. Commercial Operations. Prior to joining Glaxo, he spent over ten years at Merck & Co., Inc., where he gained experience in sales and marketing, executive sales management and business development. Mr. Abercrombie began his career as a pharmacist after receiving a bachelor’s degree in pharmacy from the University of North Carolina at Chapel Hill, and later earned an MBA from Harvard University. Mr. Abercrombie currently holds the position of Senior Vice President, Corporate Partnerships, Commercial at Theravance, Inc.  He serves as Chairman of the Board of Brickell Biotech and is a member of the Board of Directors of Physicians Interactive. He formerly served on the Boards of Directors of Inspire Pharmaceuticals, Inc., Ziopharm Oncology, Inc, Tranzyme Pharma and DemeRX.  Additionally, he is Vice-Chairman of the Board of Directors of Project HOPE, an Adjunct Professor at Duke University’s Fuqua School of Business and a board member of the North Carolina GlaxoSmithKline Foundation. He previously served on the Executive Committee and Board of Directors of the Pharmaceutical Research & Manufacturers of America (PhRMA), as well as on the Board of the Johns Hopkins School of Hygiene and Public Health. Mr. Abercrombie’s executive experience in the pharmaceutical industry and management positions with major pharmaceutical companies provide an excellent background for service on the Board.

Stanley C. Erck was appointed to the Board in December 2008. Mr. Erck has over 30 years of executive leadership experience in the pharmaceutical industry. Mr. Erck has served as President, CEO and Director of Novavax, Inc., a publicly traded biopharmaceutical company since 2011, having previously served as Executive Chairman from 2010 to 2011, and he has served as a director of Novavax since 2009. From 2000 through 2008, Mr. Erck served as President and Chief Executive Officer of Iomai Corporation, a biopharmaceutical company, leading the company through an initial public offering and a merger with Intercell AG, an Austrian vaccine company, and through the development of a late-stage infectious disease product candidate. Prior to Iomai, Mr. Erck served as President and Chief Executive Officer of Procept, Inc., a publicly traded immunology company; as Vice President, Corporate Development at Integrated Genetics Inc. (now Genzyme Corp.), and in management positions within Baxter International Inc. In addition to Novavax, Mr. Erck currently sits on the Board of Directors of MaxCyte, Inc. He received his undergraduate degree from the University of Illinois and his MBA from the University of Chicago Graduate School of Business. Mr. Erck’s executive experience in the biotech industry and his management positions with major pharmaceutical companies, including his experience with late-stage product candidate development, provide an excellent background for service on the Board.

Jon P. Stonehouse joined BioCryst in January 2007 as Chief Executive Officer and Director. He was also named President in July 2007. Prior to joining the Company, he served as Senior Vice President of Corporate Development for Merck KGaA, a pharmaceutical company, since July 2002. His responsibilities included corporate mergers and acquisitions, global licensing and business development, corporate strategy and alliance management. Prior to joining Merck KGaA, Mr. Stonehouse held a variety of roles at Astra Merck/AstraZeneca. Mr. Stonehouse began his career in the pharmaceutical industry as a sales representative and held increasing sales leadership positions at Merck & Co., Inc. In 2008 and 2011, respectively, Mr. Stonehouse joined the Advisory Boards of Precision Biosciences, Inc., a private biotechnology company and Genscript, a private bioservices company.  Also in December 2014, he joined the Board of Directors of Bellicum Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company focused on novel cellular immunotherapies. Mr. Stonehouse earned his BS in Microbiology at the University of Minnesota. As Chief Executive Officer and President of BioCryst, Mr. Stonehouse brings to the Board an intimate knowledge of our business, and his executive experience in a variety of capacities at major pharmaceutical companies provides industry-specific operational experience that is beneficial to the Board.

Nancy J. Hutson, Ph.D. was appointed to the Board in January 2012. Dr. Hutson brings over 30 years of experience as a seasoned professional and leader within the pharmaceutical industry. She retired from Pfizer, Inc. in 2006 after spending 25 years in several research and leadership positions, most recently serving as Senior Vice President of Global Research & Development (R&D) as well as Director of Pfizer’s pharmaceutical R&D site, Groton/New London Laboratories. Dr. Hutson received a Bachelor of Arts degree from Illinois Wesleyan University and a Ph.D. in physiology from Vanderbilt University. Dr. Hutson currently serves on the Board of Directors for Endo Pharmaceuticals Holdings, Inc.  She also previously served on the Board of Directors of Inspire Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc. Dr. Hutson’s extensive experience in research and development in the pharmaceutical industry provides valuable insight to the Board.

Sanj K. Patel was appointed to the Board in September 2015. Mr. Patel is the Chairman and CEO of Kiniksa Pharmaceuticals, which was formed in June 2015 to develop therapies for patients with devastating diseases and unmet medical need. He brings more than 25 years of experience in the pharmaceutical and biotech industries and has a combination of scientific, clinical and commercial skills. Sanj K. Patel founded Synageva Biopharma Corp., a biopharmaceutical company, in June 2008 to focus on rare diseases, and designed and initiated its lead program (Kanuma®) for LAL Deficiency in July 2008. Synageva completed its initial public offering on the NASDAQ Global Market in November 2011. In June 2015, Synageva was sold to Alexion Pharmaceuticals. Prior to Synageva, Mr. Patel was at Genzyme Corporation (1999-2008) where most recently he was the head of U.S. Sales, Marketing and Commercial Operations for Genzyme Therapeutics franchise and led the U.S. launch of Myozyme®, in addition to sales and marketing responsibility for Cerezyme®, Fabrazyme® and Aldurazyme®. Previously, Mr. Patel held several cross-functional senior leadership roles at Genzyme, including Vice President, Clinical Research and Head of the Global Clinical Research Operations Council for all Genzyme divisions, including Therapeutics, Oncology and Transplant. Mr. Patel was responsible for clinical operations and development for all cross-business Genzyme products and made significant contributions to the commercialization of several treatments. Notably, Mr. Patel led the Fabrazyme® clinical operations team and development program to FDA approval in April 2003. Prior to Genzyme, Mr. Patel held roles in clinical research and commercial operations with increasing levels of responsibility at Burroughs Wellcome, Hoechst Marrion Roussel and Fujisawa/Otsuka Pharmaceuticals. Mr. Patel obtained his BSc with Honors in Pure and Applied Biology (Biotechnology) from the University of the South Bank, London. He completed his management and business studies at Ealing College, London and his Pharmacology research program at the Wellcome Foundation and King's College. Mr. Patel’s scientific, clinical and commercial experience in the pharmaceutical industry as well as his experience as CEO for a public company provide valuable expertise for the Company's Board.

Robert A. Ingram was appointed to the Board in August 2015. Mr. Ingram joined Hatteras Venture Partners, a venture capital firm formed to invest primarily in early stage companies with a focus on biopharmaceuticals, medical devices, diagnostics, healthcare IT, and related opportunities in human medicine, as a General Partner in January 2007. He began his career in the pharmaceutical industry as a professional sales representative and rose through a series of roles with increasing responsibility to ultimately become CEO and Chairman of GlaxoWellcome, a pharmaceutical company. He co-led the merger and integration that formed GlaxoSmithKline (GSK) in December 2000. He subsequently served as the Chief Operating Officer and President of Pharmaceutical Operations at GSK from January 2001 to January 2003. He served as Vice Chairman Pharmaceuticals of GSK, acting as a special advisor to GSK’s corporate executive team, until January 1, 2010. Mr. Ingram serves as Chairman of the board of Valeant Pharmaceuticals International, Inc., a pharmaceutical company, and as Lead Independent Director of Cree, Inc., a manufacturer of semiconductor light-emitting diode materials and devices, and is Chairman of Viamet, a private company focused on anti-infective research. He is also a member of the Board of Directors of Malin Corporation plc, a publicly traded life sciences company based in Ireland. Mr. Ingram graduated from Eastern Illinois University with a B.S. degree in Business Administration. In addition to his professional responsibilities, Mr. Ingram formed and chaired the CEO Roundtable on Cancer at the request of former President George H. W. Bush, and he is a member of numerous other civic and professional organizations. Mr. Ingram is a member of the boards for the James B. Hunt Jr. Institute for Educational Leadership and Policy, H. Lee Moffitt Cancer Center, CEO Roundtable on Cancer, Research Triangle Institute, Research Triangle Foundation and Chairman, GlaxoSmithKline Foundation, and is on the Advisory Board of the, Leonard D. Schaeffer Center for Health Policy & Economics, University of Southern California. Mr. Ingram’s extensive experience in the pharmaceutical industry as both an executive and director and his private investment expertise contribute valuable insight and expertise to the Board.

If either nominee is unable or unwilling to accept election, it is expected that the proxies will vote for the election of such other person for the office of director as the Board may then recommend. The Board has no reason to believe that the persons named will be unable to serve or will decline to serve if elected.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2016. Services provided to the Company by Ernst & Young LLP in fiscal 2015 and 2014 are described below.

The Company is asking its stockholders to ratify the selection of Ernst & Young LLP as its independent registered public accountants. Although ratification is not required by the Company’s bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to its stockholders for ratification as a matter of good corporate practice.

A representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from our stockholders.

Audit Fees

In connection with the audit of the 2015 consolidated financial statements, the Company entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP agreed to perform audit services for the Company.

Set forth below is information relating to the aggregate fees paid to Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2015 and 2014, respectively.

	2015	2014
(1) Audit Fees	$493,375	$535,003
(2) Audit-related fees	—	—
(3) Tax fees	—	—
(4) All other fees	—	—

It is the policy of the Audit Committee, as set forth in the Audit Committee Charter, to pre-approve, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to the Company by its independent registered public accounting firm, other than such non-audit services as are prohibited by law to be performed by the independent registered public accounting firm and other than as provided in the de minimis exception set forth in applicable provisions of the federal securities laws. The Audit Committee may delegate to one or more of its designated members the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at each of its scheduled meetings.  Audit fees for 2015 and 2014 included $78,375 and $137,000, respectively, for services related to SEC filings, including comfort letters and consents.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2016.

In the event that the Company’s stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

3.	APPROVAL OF AN AMENDMENT TO THE STOCK INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY 3,800,000 SHARES TO 14,851,204 SHARES AS OF MARCH 28, 2016 AND (II) provide for (A) a minimum one-year vesting period for nearly all “full-value” future awards, (B) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (C) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights

We are asking our stockholders to approve an amendment to our Stock Incentive Plan (the “Plan Amendment”) to (i) increase the number of shares available for issuance under the Stock Incentive Plan by 3,800,000, which would bring the total number of shares available under the Stock Incentive Plan to 14,851,204 as of March 28, 2016, which is expected to be sufficient under the plan for approximately two years. In connection with the increase in shares available under the Plan, we also amended the plan to provide three stockholder-friendly provisions: (i) a minimum one-year vesting period for nearly all “full-value” (restricted stock and restricted stock unit) future awards, (ii) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (iii) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights .

On April 4, 2016, our Board approved the Plan Amendment, subject to stockholder approval at this Meeting, and made certain administrative and other immaterial changes to the Stock Incentive Plan that will be effective regardless of the outcome of the stockholder vote on the Plan Amendment.

The Stock Incentive Plan, as amended by the Plan Amendment (the “2016 SIP”), is attached as Annex A to this proxy statement. The principal provisions of the 2016 SIP are summarized below. This summary is not complete and is qualified in its entirety by the terms of the 2016 SIP.

Our Board believes that the increase in the share reserve is necessary to assure that a sufficient reserve of Common Stock remains available for issuance as equity awards to attract and retain the services of individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in order to attract and retain employees, consultants, and non-employee directors, and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and for other key individuals.

In addition to increasing the share reserve under the Stock Incentive Plan, the Plan Amendment provides the following provisions that are favorable to our stockholders: (i) a minimum one-year vesting period for nearly all “full-value” future awards, (ii) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (iii) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights.

The following is a summary of the principal features of the Stock Incentive Plan, exclusive of the terms of the Plan Amendment.

Equity Incentive Programs

The Stock Incentive Plan consists of three separate equity incentive programs:

• the Discretionary Option Grant Program;

• the Stock Issuance Program; and

• the Automatic Option Grant Program for non-employee Board members.

The principal features of each program are described below. The Compensation Committee of the Board, or, in the absence of the Compensation Committee, a properly constituted committee of the Board, or the Board itself, has the authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to our executive officers and non-employee Board members, and also has the authority to make grants under those programs to all other eligible individuals. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under the Plan, such officer or officers shall be treated as the Committee.

The term “plan administrator,” as used in this summary, means the Compensation Committee, the Board, or one or more officers of the Company, to the extent that any of them is acting within the scope of its administrative jurisdiction under the Stock Incentive Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under that program will be made in strict compliance with the express provisions of the program.

Share Reserve

As of March 28, 2016, an aggregate of 19,390,000 shares of Common Stock have been reserved for issuance over the term of the Stock Incentive Plan, without giving effect to the share increase proposed under the terms of this proposal. The total number of shares available under the Stock Incentive Plan as of March 28, 2016, without giving effect to the share increase proposed under the terms of this proposal, is 11,051,204. This amount consists of 10,923,851 shares reserved for awards already granted and 127,353 shares of Common Stock available for future issuance under the Stock Incentive Plan.

The shares of Common Stock issuable under the Stock Incentive Plan may be drawn from shares of our authorized but unissued Common Stock or from shares of Common Stock reacquired by us, including shares repurchased on the open market.

No individual may receive options or other awards under the Stock Incentive Plan exceeding 1,500,000 shares in the aggregate in any calendar year.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and per participant) under the Stock Incentive Plan and the securities in effect under each outstanding option and stock issuance and, where applicable, the option exercise price per share.

Eligibility

Officers and employees, non-employee Board members and independent consultants in our service or the service of our parents or subsidiaries, whether now existing or subsequently established, are eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program.

As of March 28, 2016, six executive officers, eight non-employee Board members and approximately 65 other employees and consultants were eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Our eight non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Valuation

The “fair market value” per share of Common Stock on any relevant date under the Stock Incentive Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq Global Select Market. On March 28, 2016, the closing selling price of our stock per share was $2.76.

Discretionary Option Grant Program

Terms of Options

The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule, if any, for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share no less than the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be unvested and subject to repurchase by us, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Upon the optionee’s cessation of service as a result of death after at least five years of service, all of the optionee’s outstanding options will accelerate and become exercisable in full.

In no event may options (or stock appreciation rights) granted under the Stock Incentive Plan be directly or indirectly repriced without the approval of our stockholders.

Stock Appreciation Rights

The Plan Administrator is authorized to issue tandem stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. The grant price of a stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.

Tandem stock appreciation rights under the Discretionary Option Grant Program provide the holder with the right to surrender an option for an appreciation distribution from the Company. The amount of this distribution will be equal to the excess of:

(i) the fair market value of the vested shares of Common Stock subject to the surrendered option, over

(ii) the aggregate exercise price payable for such shares.

An appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock, or a combination thereof.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash. Shares may also be issued as consideration for services rendered without any cash outlay required from the recipient. The shares issued vest upon the completion of a designated service period, the attainment of pre-established performance goals, or a specific period of time after issuance (provided that shares and other full-value awards generally may not vest in full prior to the first anniversary of the date of grant other than in connection with the participant’s death or disability or a change in control, with an exception for up to 5% of shares available under the amended Stock Incentive Plan following approval thereof). To the extent a participant ceases service without completing the designated service period or performance goals, we have the right to repurchase the shares at the price paid, if any. However, the Plan Administrator has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the program, subject to a one-year minimum vesting requirement for these “full-value” awards described above. Share recipients will have full stockholder rights with respect to their shares, including the right to vote the shares and to receive regular cash dividends.

Shares of Common Stock may also be issued under the program pursuant to Restricted Stock Units (“RSUs”) that entitle the recipient to receive shares of Common Stock (or cash in lieu thereof) in the future following the satisfaction of vesting conditions imposed by the Plan Administrator. Outstanding RSUs under the program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the vesting conditions established for the awards are not satisfied. The Plan Administrator, however, has the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding RSUs as to which the vesting conditions are not satisfied, subject to a one-year minimum vesting requirement for these “full-value” awards described above. RSU holders do not have stockholder rights with respect to the awards; however, the Plan Administrator may grant dividend equivalents entitling the holder of RSUs to regular cash dividends payable on the underlying shares. Dividend equivalents are subject to the same vesting schedule and payable at the same time as the shares underlying the RSU.

The Plan Administrator has complete discretion under the program to determine which eligible individuals are to receive stock issuances or RSUs, the time or times when those issuances or awards are to be made, the number of shares subject to each issuance or award, the extent to which a RSU will have an accompanying dividend equivalent, and the vesting schedule to be in effect for the stock issuance or RSU (subject to a one-year minimum vesting requirement for these “full-value” awards described above).

Section 162(m) of the Code

The Stock Incentive Plan permits the Company to grant awards that meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”). The plan administrator will be permitted to establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock or RSUs to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award under the Stock Incentive Plan. The criteria may be based on Qualifying Performance Criteria (as defined below) or other standards of financial performance and/or personal performance evaluations. Stock options and stock appreciation rights granted under the 2014 SIP generally will qualify as performance-based compensation for purposes of Section 162(m) of the Code. In addition, the plan administrator may specify that an award or a portion of an award of Common Stock or RSUs is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the plan administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the award is granted. The Committee will certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of shares of Common Stock issued under or the amount paid under an award may, to the extent specified in the applicable award agreement, be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

The term “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net income; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; (xix) progress for advancing drug discovery and/or drug development programs; or (xx) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, or production volume levels. The Compensation Committee (A) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criterion to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criterion to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) the adverse effect of work stoppages or slowdowns, (v) accruals for reorganization and restructuring programs and (vi) accruals of any amounts for payment under the Stock Incentive Plan or any other compensation arrangement maintained by the Company.

Approval of the amendment of the Stock Incentive Plan by our stockholders also constitutes approval of the performance criteria described above for purposes of Section 162(m) of the Code.

Automatic Option Grant Program

Terms of Options

Under the Automatic Option Grant Program, eligible non-employee Board members, including Board members who are our former employees, will receive a series of option grants over their period of Board service. Each non-employee Board member will, at the time of his or her initial election or appointment to the Board or upon continuing to serve as a Board member after ceasing to be employed by us, receive an option grant for up to 25,000 shares of Common Stock. The amount of the initial grant is determined by multiplying:

(i) a fraction, the numerator of which is the number of months remaining between the date the Board member first became a non-employee Board member and the date of the next Annual Meeting and the denominator of which is 12, by

(ii) 25,000 shares of Common Stock.

In addition, each year on the date of the Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an additional option to purchase 15,000 shares of Common Stock. There is no limit on the number of these 15,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.

Each automatic grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a term of ten years. Each initial automatic option grant will vest over the period from the date of grant to the annual meeting immediately following the grant, with a pro rata portion of the grant vesting at the end of each calendar month during the period, and with the final portion of the grant vesting on the date of the annual meeting. Each annual automatic option grant shall vest and become exercisable for 1/12th of the option shares upon the optionee’s completion of each month of Board service over the 12-month period measured from the automatic grant date. With respect to both the initial automatic option grant and the annual automatic option grant, vesting will cease and options will not become exercisable for any additional option shares following the optionee’s cessation of Board service for any reason. Following an optionee’s cessation of Board service for any reason, each option vested at the time of cessation of Board service will remain exercisable by the optionee (or after the optionee’s death, by his or her estate or heirs) for the remainder of the ten year term of that option.

Stock Appreciation Rights

The terms of the Automatic Option Grant Program provide that options will have one of two different stock appreciation rights, depending on the date on which the option is granted. In either case, the grant price of the stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.

Each option granted under the Automatic Option Grant Program prior to March 7, 2006 includes a limited stock appreciation right which provides that, upon the successful completion of a hostile tender offer for more than fifty percent of our outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, the option may be surrendered to us in return for a cash distribution from us. The amount of the distribution per surrendered option shares will be equal to the excess of:

(i) the fair market value per share at the time the option is surrendered, over

(ii) the exercise price payable per share under such option.

Each option granted under the Automatic Option Grant Program on or after March 7, 2006 contains a tandem stock appreciation right that gives the holder the right to surrender the option for an appreciation distribution, to be paid by us to the holder in shares of Common Stock. The amount of the distribution will be equal to the excess of:

(i) the fair market value of the vested shares of Common Stock subject to the surrendered option, over

(ii) the aggregate exercise price payable for such shares.

General Provisions

Acceleration

In the event that we are acquired by merger or asset sale or otherwise undergo a change in control, including a change effected through the successful completion of a tender offer for more than 50% of our outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership, except as set forth in the terms of the grant, the vesting of each outstanding option under Automatic Option Grant Program, and the vesting of each RSU under the Stock Issuance Program, shall automatically accelerate in full. However, all other grants under the Stock Incentive Plan made after the date hereof will be subject to “double trigger” vesting if the grants are assumed, in which case accelerated vesting will apply only if the grantee’s service is terminated by us without “cause” or the grantee due to a “constructive termination” within 90 days preceding or two years following the change in control. If the grants are not assumed in connection with the change in control, they will fully vest upon the change in control.

Payment of Withholding Taxes for Options

The Plan Administrator may provide one or more participants in the Discretionary Option Grant Program and Stock Issuance Program with the right to have us withhold a portion of the shares otherwise issuable to such participants in satisfaction of applicable withholding taxes that attach upon the exercise of options or the vesting of stock issuances or RSUs. Alternatively, the Plan Administrator may allow participants to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend or modify the Stock Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations (including applicable Nasdaq Global Select Market rules). Unless sooner terminated by the Board, the Stock Incentive Plan will terminate on the earliest of:

(i) ten years following the date the Stock Incentive Plan is approved by the Board, which will be April 4, 2026 (but any options, stock issuances or other awards outstanding on such date shall remain in effect in accordance with their terms);

(ii) the date on which all shares available for issuance under the Stock Incentive Plan have been issued as fully vested shares; or

(iii) the termination of all outstanding options and stock issuances in connection with certain changes in control or ownership of the Company.

New Plan Benefits

The following tabulation reflects the awards granted or expected to be granted to the following persons in 2016 under the Stock Incentive Plan:

Name and Position	Dollar Value ($)(1)		Number of Units(1)
Jon P. Stonehouse	—		—
President, Chief Executive Officer
Thomas R. Staab, II	—		—
Senior Vice President and Chief Financial Officer
Yarlagadda S. Babu	—		—
Senior Vice President of Drug Discovery
William P. Sheridan	—		—
Senior Vice President and Chief Medical Officer
Lynne M. Powell	—		—
Senior Vice President and Chief Commercial Officer
Executive Officer Group	—		—

Non-Employee Director Group	—	(2)	105,000	(3)
Non-Executive Officer Employee Group

(1)	With the exception of the automatic option grant to non-employee directors, future awards under the Stock Incentive Plan are indeterminable. All grants are determined by the Plan Administrator in its discretion and no arrangements have been made at this time with respect to the shares reserved for issuance under the Stock Incentive Plan.

(2)	The dollar value of the options to be granted to our non-employee directors pursuant to the Automatic Option Grant Program is indeterminable because the options will be granted immediately after the Meeting and their value will depend on the value of our Common Stock at that time.

(3)	Represents the options to be granted pursuant to the Automatic Option Grant Program under the Stock Incentive Plan to non-employee directors immediately following the Meeting for directors continuing in service after the Meeting.

Equity Compensation Plan Information

As of March 28, 2016, an aggregate of 19,390,000 shares of Common Stock have been reserved for issuance over the term of the Stock Incentive Plan, without giving effect to the share increase proposed under the terms of this proposal. The total number of shares available under the Stock Incentive Plan as of March 28, 2016, without giving effect to the share increase proposed under the terms of this proposal is 11,051,204. This amount consists of 10,923,851 shares reserved for awards already granted and 127,353 shares of Common Stock available for future issuance under the Stock Incentive Plan.

Information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2015, which does not give effect to the increase of 3,800,000 shares of Common Stock included in the proposal as noted below. The weighted average outstanding life of the 10,670,207 shares reserved for stock option awards already issued is 6.7 years.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	11,389,952	(1)	7.02	513,842	(2)
Equity compensation plans not approved by security holders	-		-	-
Total	11,389,952		7.02	513,842

(1)	Represents stock option awards and restricted stock units granted under the Stock Incentive Plan. The number of shares that may be issued pursuant to the Employee Stock Purchase Plan during a given period and the purchase price of such shares cannot be determined in advance of such purchases.

(2)	Consists of 16,638 shares available for future issuance under the Stock Incentive Plan and 497,204 shares available for future issuance under the Employee Stock Purchase Plan.

Federal Income Tax Consequences

Option Grants

Options granted under the Stock Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise transferred. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a qualifying disposition, the taxable income recognized by the optionee will be treated as a long-term capital gain and we will not be entitled to an income tax deduction. If the optionee makes a disqualifying disposition of the purchased shares, then for the taxable year in which such disposition occurs, the optionee will recognize ordinary income, and we will be entitled to an income tax deduction, in an amount generally equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, in an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the appreciation distribution. We will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year in which the ordinary income is recognized by the optionee.

Stock Issuances

Generally, the issuance of unvested stock will not result in taxable income to the employee. Instead, upon vesting, the fair market value of such shares, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. Any cash dividends or other distributions paid with respect to the stock prior to vesting will also be included in the holder’s ordinary income as compensation when paid. The participant may however, elect under Section 83(b) of the Internal Revenue Code, to include in his ordinary income at the time the stock is issued the fair market value of such shares less any amount paid. Any cash dividends paid thereafter will be treated as dividend income.

Subject to Section 162(m) of the Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the stock issuance. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Restricted Stock Units (RSUs)

No taxable income is recognized by a participant upon grant of a restricted stock unit. The participant will recognize ordinary income in the year in which the RSU vests and the underlying stock is issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. Any cash or other property paid with respect to such shares on the vesting date will also be includible in the participant’s ordinary income as compensation at the time of payment. A participant may not make an 83(b) election with respect to an RSU. Subject to Section 162(m) of the Code, we will be entitled to an income tax deduction to the extent the participant recognizes ordinary income with respect to an RSU. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by the Company in connection with the disqualifying dispositions of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m). Compensation attributable to stock issuances or RSUs granted under the Stock Incentive Plan may or may not qualify for the performance-based compensation exception, depending upon the specific terms of each grant.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS DEEMS THE AMENDMENT TO THE STOCK INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY 3,800,000 SHARES TO 14,851,204 SHARES AS OF MARCH 28, 2016 AND (II) provide for (A) a minimum one-year vesting period for Nearly all “FULL-VALUE” awards, (B) the elimination of “single trigger” vesting of future awards upon a change in control when the awards are assumed or converted, and its replacement with “double trigger” vesting protections in that event, and (C) express prohibitions on direct and indirect repricings of stock options and stock appreciation rights TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN.

CORPORATE GOVERNANCE

Code of Business Conduct

We have a code of business conduct that applies to all of our employees as well as to each member of the Board.  The code of business conduct is available on our website at www.biocryst.com under the Corporate Governance section.  The Company intends to post on its website any amendments to, or waivers from, its code of business conduct. To date, there have not been any waivers by us under the code of business conduct.

Board of Directors

The Company is governed by a Board of Directors, which currently consists of nine directors as determined by resolution of the Board in accordance with the Company’s Certificate of Incorporation. The Board has determined that eight of the nine current members of the Board (Abercrombie, Cohen, Erck, Hutson, Lee, Sanders, Ingram and Patel), are independent as defined by the Nasdaq Global Select Market, or Nasdaq.  There are no family relationships among any of our directors or executive officers.

The Board has established the Audit, Compensation, and Corporate Governance and Nominating committees to assist in the oversight of the Company. The Board has adopted charters for each of these committees, which are posted on the Company’s website at www.biocryst.com. The Company also makes available at its website its code of business conduct. Printed copies of these charters or the code of business conduct may be obtained, without charge, by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703.

Board Leadership Structure

Mr. Abercrombie currently serves as the Chairman of the Board.  The Chairman of the Board presides over the Board meetings and any executive session of the non-management directors. An executive session is held at every regularly scheduled Board meeting.

The Company’s CEO is responsible for setting the Company's strategic direction and for the day-to-day leadership performance of the Company.  The Company’s independent Chairman provides input to the CEO and is responsible for presiding over the meetings of the Board and executive sessions of non-management directors.  The Company believes that separating the roles of Chairman and CEO is the most appropriate leadership structure for the Company at this time, based on the current circumstances and direction of the Company and the membership of the Board, including the vast experience of our current Chairman of the Board in the pharmaceutical industry.  This leadership structure permits the CEO to focus his attention on managing our business and allows the Chairman to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company's management and affairs.

Risk Oversight

The Company does not view risk in isolation, but considers risk as part of its regular consideration of business strategy and business decisions.  The Board oversees the Company’s risk management function, directly and through its committees.  BioCryst approaches risk management by integrating its strategic planning, operational decision making and risk oversight and communicating risks and opportunities to the Board.  The Board commits extensive time and effort every year to discussing and agreeing upon the Company’s strategic plan, and it reconsiders key elements of the strategic plan as significant events and opportunities arise during the year.  As part of the review of the strategic plan, as well as in evaluating events and opportunities that occur during the year, the Board and management also consider the risks relating to the strategic plan.

While the Board has primary responsibility for oversight of the Company’s risk management, the Board’s standing committees support the Board by regularly addressing various risks in their respective areas of oversight.  Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with public reporting requirements.  The Compensation Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks arising from compensation policies and programs.  The Governance Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks related to corporate governance matters.  The Audit Committee is also responsible for reviewing, discussing and advising the Board with respect to our corporate compliance program and code of business conduct. For additional information related to the Compensation Committee’s role in evaluating risks related to our executive compensation program, see “Compensation Discussion and Analysis” below.

Committees of the Board

Audit Committee

The Company has an Audit Committee, currently consisting of Mr. Lee, as its Chairman, Mr. Abercrombie and Mr. Erck, which is responsible for the review of internal accounting controls, financial reporting and related matters. The Audit Committee also recommends to the Board the independent accountants selected to be the Company’s auditors and reviews the audit plan, financial statements and audit results. The Board has adopted an Audit Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Audit Committee members are “independent” directors as defined by Nasdaq and the SEC and meet the heightened independence standards applicable to Audit Committee members under Nasdaq and SEC rules and meet Nasdaq’s financial literacy requirements for audit committee members. The Board has determined that Mr. Lee qualifies as an “audit committee financial expert,” as such term is defined by the SEC. The Audit Committee met 4 times during 2015.

Compensation Committee

The Company has a Compensation Committee, currently consisting of Dr. Cohen, as its Chairman, Mr. Erck, Dr. Hutson, Mr. Ingram, and Dr. Sanders. The Compensation Committee is responsible for the annual review of officer compensation and other incentive programs. The Board has adopted a Compensation Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Compensation Committee members are “independent” directors as defined by Nasdaq and meet the heightened independence standards applicable to Compensation Committee members under Nasdaq rules. The Compensation Committee held 3 meetings during 2015. More information describing the Compensation Committee’s processes and procedures for considering and determining executive compensation, including the role of consultants in determining or recommending the amount or form of director and executive compensation, is included in under the heading “Compensation Discussion and Analysis” below.

Corporate Governance and Nominating Committee

The Company has a Corporate Governance and Nominating Committee consisting of Dr. Hutson, as its Chairwoman, Mr. Abercrombie, and Mr. Ingram. The Corporate Governance and Nominating Committee selects persons for election or re-election as directors and provides oversight of the corporate governance affairs and policies of the Board of Directors and the Company. The Board has adopted a Corporate Governance and Nominating Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Corporate Governance and Nominating Committee members are “independent” directors as defined by Nasdaq. The Corporate Governance and Nominating Committee met 3 times during 2015.

Other Committees

The Company also has a Science Committee and a Finance Committee, each of which convenes from time to time, as needed, to assist the Company and the Board on significant scientific and financial matters.

Selection of Board Nominees

The Corporate Governance and Nominating Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee has established a procedure for submission of suggestions by stockholders and will consider candidates recommended in writing, including biographical information and personal references. All submissions by stockholders should be sent directly to the Chairman of the Board, George B. Abercrombie, at 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703. The Chairman will provide copies of all submissions to the Committee for their consideration.

The Committee reviews all submissions and evaluates them based on predetermined selection criteria to identify prospective nominees. In reviewing candidates to become prospective nominees, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate based on whatever information is provided to the Committee with the recommendation of the candidate, as well as the Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or to others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the candidate can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the candidate’s background and experience. The Committee then evaluates the candidate as a prospective nominee in light of our director selection criteria, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

In evaluating prospective nominees for Board membership, consideration is given to obtaining a diversity of experience and perspective within the Board. In considering diversity, we look at the entirety of the Board. Although we do not seek constituent or representational directors, the Committee considers the diversity of the Board whenever we are looking for a new director. The Committee and the Board evaluate the Board’s diversity on a periodic basis as part of their review of the Board as a whole. For example, our Board conducts annual self-evaluations, which the Committee oversees, designed to solicit directors’ views on a variety of topics, including whether directors as a whole have the appropriate mix of characteristics, business experience, background and tenure.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee selects the director nominees for the next annual meeting of shareholders. The Committee recommended the nomination of the incumbent directors whose terms are expiring at the Annual Meeting for re-election to the Board of Directors.

Stockholder or Other Interested Party Communications

Stockholders or other parties interested in communicating directly with the Board, or specified individual directors, may do so by writing the Corporate Secretary, 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703. The Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the Secretary, relates to the functions of the Board or its committees or that the Secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our directors to help ensure that they each maintain an equity stake in the Company and, by doing so, appropriately link their interests with those of stockholders.  The guideline for non-employee directors is for each director to hold 10,000 shares of BioCryst stock.  Non-employee directors are expected to achieve this ownership level within the later of three years of joining the Board or February 28, 2016.

Director Attendance

During 2015, the Board held six meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees of the Board of which he or she is a member. We encourage all members of the Board to attend the Annual Meeting of Stockholders. Our President and Chief Executive Officer, Jon P. Stonehouse, Mr. Lee and Mr. Abercrombie were each in attendance at the 2015 Annual Meeting of Stockholders.

Certain Relationships and Related Transactions

Since January 1, 2015, there were no relationships or related transactions requiring disclosure between the Company and any of its directors, executive officers or five percent stockholders. The Audit Committee Charter requires all related party transactions to be pre-approved by the Audit Committee.

EXECUTIVE OFFICERS

Below you can find information, including biographical information, about our executive officers (other than Mr. Stonehouse, whose biographical information appears above).

Name	Age(1)	Position(s) with the Company
Yarlagadda S. Babu, Ph.D.	63	Senior Vice President of Drug Discovery
Alane P. Barnes	50	Vice President, General Counsel, and Corporate Secretary
Lynne M. Powell	49	Senior Vice President and Chief Commercial Officer
William P. Sheridan	61	Senior Vice President and Chief Medical Officer
Thomas R. Staab II	48	Senior Vice President, Chief Financial Officer and Principal Accounting Officer

__________

(1) Age as of March 28, 2016.

Yarlagadda S. Babu, Ph.D. joined BioCryst in 1988 and was BioCryst’s first full-time employee. Dr. Babu has served as the Company’s Vice President — Drug Discovery since 1992.  In October of 2013, Dr. Babu’s title was changed to Senior Vice President of Drug Discovery. Prior to joining BioCryst, he served five years on the biochemistry faculty at the University of Alabama at Birmingham (“UAB”).  Dr. Babu obtained his PhD from the Indian Institute of Science, Bangalore and spent three years in the Laboratory of Molecular Biophysics at the University of Oxford, UK before joining UAB.  He has over 70 publications in peer-reviewed journals, and a number of issued and pending patents to his credit.

Alane P. Barnes joined BioCryst in July 2006 as its General Counsel.  She was named Corporate Secretary in 2007, and has served as Vice President, General Counsel & Corporate Secretary since 2011.  She was named as an executive officer in 2013.  Ms. Barnes is responsible for all legal affairs of the company including but not limited to all contract negotiations, SEC compliance, corporate governance, IP strategy and management, licensing transactions, government contract management and dispute resolution. She graduated magna cum laude from Cumberland School of Law in 1997 and is a member of Curia Honoris, scholar of merit. Ms. Barnes received her B.S. in Natural Science with a concentration in biology and chemistry from UAB.  Prior to joining the Company, Ms. Barnes worked for the UAB Research Foundation where she managed intellectual property, negotiated license transactions and facilitated the emergence of new companies based on university technology.  Prior to employment at the UAB Research Foundation Ms. Barnes practiced corporate law with a prominent law firm in Birmingham, Alabama.  Currently, she serves on the Board of the Biotechnology Association of Alabama and has served as a mentor for Alabama Launchpad, a competition created to fuel the development of companies in Alabama.  Ms. Barnes regularly speaks at national conferences regarding the pharmaceutical business and at other women’s success conferences. She is a 2010 graduate of MOMENTUM, an organization geared toward building leadership in women.

Lynne M. Powell joined BioCryst in January 2015 as its Senior Vice President and Chief Commercial Officer. In this role, Lynne’s primary responsibility will be to formulate BioCryst’s global commercial strategy and to build the global organization that launches our oral kallikrein inhibitors for the prophylactic treatment of hereditary angioedema. Ms. Powell brings 24 years of industry experience to BioCryst. Most recently she served as Senior Vice President of North American Commercial Operations from January 2010 to December 2014 at CSL Behring, a biotherapeutics company.  In this role, Ms. Powell was accountable for the financial performance and general management of CSL Behring’s commercial activities within the U.S. and Canada. Throughout her 17 year career at CSL Behring, Ms. Powell assumed increasing responsibilities within the R&D and commercial functions of the organization. She gained significant global experience as Vice President, Global Commercial Development and Head of Business Development & European Marketing at CSL Behring. Ms. Powell launched five products globally for rare diseases, including hereditary angioedema disease (“HAE”). Prior to CSL Behring, Ms. Powell held positions of increasing responsibility within GlaxoWellcome plc’s commercial strategy and clinical research organizations.

William P. Sheridan joined BioCryst in July 2008 as its Senior Vice President and Chief Medical Officer. Dr. Sheridan spent 15 years in drug development at Amgen Pharmaceuticals, Inc., most recently as Vice President of North American Medical Affairs from March 2007 to November 2007, prior to joining the Company. Dr. Sheridan organized and led Amgen’s U.S. Medical Affairs function, making significant contributions to the successful launch of many compounds, including Aranesp®, Enbrel®, Kineret®, Neulasta® and Sensipar®. In addition to his most recent position at Amgen, Dr. Sheridan served at the Vice President level in International Medical Affairs, from March 2005 to February 2007; Global Health Economics, from January 2004 to January 2005; and Outcomes Research, U.S. Medical Affairs and Product Development from January 2002 to December 2003. Prior to joining Amgen, Dr. Sheridan practiced medicine at the Royal Melbourne Hospital in Victoria, Australia as Head of the Bone Marrow Transplant Service.  He earned his MB BS degree (M.D. equivalent) at the University of Melbourne in Victoria. He is a board-certified fellow of the Royal Australasian College of Physicians, with a sub-specialty in hematology and medical oncology. After leaving Amgen in November 2007 and prior to joining the Company, Dr. Sheridan served as an independent consultant for pharmaceutical companies, including BioCryst.

Thomas R. Staab, II joined BioCryst in July 2011 as its Chief Financial Officer and Treasurer.  Prior to joining BioCryst, Mr. Staab served as Executive Vice President, Chief Financial Officer and Treasurer of Inspire Pharmaceuticals from May 2003 through its $430 million acquisition by Merck & Co., Inc. in May 2011. Prior to joining Inspire, he held senior financial positions of acting Chief Financial Officer and Treasurer at Triangle Pharmaceuticals, Inc. through its $480 million acquisition by Gilead Sciences, Inc. in 2003. Before joining Triangle, Mr. Staab spent eight years working for PriceWaterhouseCoopers LLP providing audit and business advisory services to national and multi-national corporations in the biotechnology, pharmaceutical, pulp and paper and communications industries. Mr. Staab currently serves on the Executive Committee of the Board of Directors of the North Carolina Biosciences Organization (“NCBIO”) as its Chairman and is the Chairman of its Audit Committee. He is a Certified Public Accountant and received a B.S. in Business Administration and a Masters of Accounting from the University of North Carolina at Chapel Hill.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy and Overview of Compensation

The Compensation Committee (referred to in this section as the Committee) of the Board of Directors has the responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy. Our goal is to provide a compensation package that attracts, motivates and retains employees’ talent and is designed to align employees’ interests with the Company’s corporate strategies, business objectives and the interests of the stockholders. We refer to the individuals who served as our Chief Executive Officer, or CEO, and Chief Financial Officer, or CFO, during 2015, as well as the other individuals included in the Summary Compensation Table, as our “Named Executive Officers” or “NEOs.”  Those individuals are as follows:

•	Jon P. Stonehouse, who joined the Company in January 2007 as Chief Executive Officer and Director. He was also named President in July 2007.

•	Thomas R. Staab, II, who joined the Company in July 2011 as its Chief Financial Officer and Treasurer. He was also named Principal Accounting Officer in January 2013.

•	Yarlagadda S. Babu, Ph.D., who joined the Company in 1988 and was BioCryst’s first full-time employee. Dr. Babu has served as the Company’s Vice President — Drug Discovery since 1992. In October 2013, Dr. Babu’s title was changed to Senior Vice President of Drug Discovery.

•	William P. Sheridan, who joined the Company in July 2008 as its Senior Vice President and Chief Medical Officer.

•	Lynne M. Powell, who joined the Company in January 2015 as its Senior Vice President and Chief Commercial Officer.

The Committee’s primary objectives for our executive compensation program are as follows:

•	to have a substantial portion of each officer’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance and contribution towards the Company’s performance and long-term strategic goals;

•	to align the interests of our executives with the Company’s corporate strategies, business objectives and the long-term interests of our stockholders; and

•	to attract, motivate and retain our executive talent.

Role of the Compensation Committee and Executive Officers

The Committee has the authority to determine the Company’s compensation philosophy, assess overall Corporate performance for the year end and its impact on the bonus pool, options pool and base salary adjustment pool, and to establish compensation for the Company’s executive officers.  The Company does not conduct annual individual performance reviews; rather, compensation decisions for each individual employee, including the CEO and the other Named Executive Officers, have been determined by the Committee based on its assessment of the performance of the Company.  Management recommended this approach as a mechanism to align the incentives of every employee with those of the Company’s shareholders and to reinforce the highly focused corporate strategy of the Company. The CEO makes recommendations to the Committee with respect to employee compensation. Neither the CEO nor any other Named Executive Officer participates in the Committee’s final determination of compensation for officers or directors.

Role of Compensation Consultants

It is the practice of the Company to use a compensation consultant to perform an annual competitive compensation analysis of the Company’s overall compensation practices. In 2014, the overall analysis was conducted by LCG Group, and was focused on evaluating all positions within BioCryst, establishing appropriate organizational levels within the Company and determining the competitive range of compensation, including both cash and stock, for each of the organizational levels. In 2015, the Committee engaged Radford, a division of Aon Hewitt (“Radford”) as the Company’s compensation consultant, to conduct the overall analysis of the Company’s compensation practices and those of comparable companies in the biotechnology industry.

For executive positions, LCG Group conducted an updated analysis of competitive base salary, annual incentive targets and stock option grant levels based on the Radford Biotechnology Survey, a survey of the majority of the biotechnology companies across the country, focusing on comparable positions at approximately 125 comparably-sized companies with 50 to 149 employees.  The results of this analysis were reviewed by the Committee in connection with compensation decisions made in 2014 and early 2015, including establishing 2015 base salaries, Annual Incentive Plan (AIP) payments for 2014 performance made in 2015, and annual equity awards for 2014 performance paid in 2015. In 2015, Radford conducted an analysis of overall compensation practices, including benchmark comparisons of base salary, annual incentive targets and stock option grant levels against a “peer group” of comparable companies discussed in more detail below. The results of this analysis were reviewed by the Committee in connection with its 2015 compensation decisions made in 2015 and early 2016, including establishing 2016 base salaries, AIP payments for 2015 performance, and annual equity awards for 2015 performance.

Peer Group

The Committee considers relevant market pay practices when setting executive compensation to increase our ability to recruit and retain high performing talent. In assessing market competitiveness, beginning in 2015, the Committee compared the Company’s executive compensation with executive compensation at a designated set of companies (the “Peer Group”), consisting of 24 other publicly traded biopharmaceutical companies, with market capitalization ranging from $250 million to $2.0 billion, companies that generally:

•	are similar to the Company in terms of one or more of the following: size (i.e., employee headcount, revenue, market capitalization, etc.), stage of development for primary products, cash runway, and research and development (“R&D”) investment;

•	have named executive officer positions that are comparable to the Company’s in terms of breadth, complexity, and scope of responsibilities; and

•	compete with the Company for employee talent.

Each Peer Group company participated in a Radford survey of executive total compensation for various corporate positions, which survey is widely used among biotechnology companies. Radford analyzed both survey data and compensation information reported in the public filings of the Peer Group companies for the comparative analysis and adjusted the data to reflect the age of the reported information. The 2015 Peer Group consisted of the following companies:

Acceleron Pharma	Chimerix	Keryx Biopharmaceuticals	Prothena
Agenus	Dynavax Technologies	MacroGenics	Rigel Pharmaceuticals
Array BioPharma	Epizyme	New Link Genetics	Sangamo BioSciences
BioDelivery Sciences International	Idera Pharmaceuticals	OncoMed Pharmaceuticals	Sarepta Therapeutics
Celldex Therapeutics	Infinity Pharmaceuticals	Orexigen Therapeutics	Threshold Pharmaceuticals
Cempra	Inovio Pharmaceuticals	Progenics Pharmaceuticals	ZIOPHARM Oncology

Role of the 2014 Advisory Vote on Executive Compensation

At our annual meeting in May 2014, our stockholders approved our “say-on-pay” proposal with more than 61% of the votes cast approving our executive compensation policies as described in our 2014 Proxy Statement filed on March 21, 2014. The Committee believes that this vote reflected stockholder agreement with the Committee’s overall compensation philosophy and actions, and therefore, the Committee continued to apply similar principles in determining the amounts and types of executive compensation for fiscal 2015, with specific compensation decisions to be made each year in consideration of these principles and the Company’s results and performance. In order to align employee incentives to shareholder interests, the performance of each employee, including that of the CEO and other Named Executive Officers, is evaluated based on the Committee’s assessment of the overall performance of the Company.  The Committee will continue to consider the outcome of stockholder say-on-pay votes in making future executive compensation decisions. Our next say-on-pay vote will take place at the 2017 Annual Shareholders Meeting.

2015 Elements of Executive Compensation

The Company’s 2015 compensation program for executive officers was primarily comprised of the following elements:

•	base salary;

•	annual incentive compensation;

•	stock option grants;

•	long-term equity incentive awards; and

•	other employee benefits.

Base Salary

The Company provides our employees with base salary to compensate them for services rendered during the fiscal year. In determining the base salary amount for each Named Executive Officer, the Committee primarily considers:

•	industry experience, knowledge and qualifications;

•	salary levels in effect for comparable positions within the Company’s industry obtained from the Radford Biotechnology Survey; and

•	individual performance of the executive and the general performance of the Company.

The Company’s compensation practice is to generally target the competitive 50th percentile for base salary, annual incentive and stock option grants. Base salary levels for our Named Executive Officers may fluctuate from the 50th percentile based on each Named Executive Officer’s particular experience, performance and value to the Company. For example, high-performing, experienced Named Executive Officers may be paid at or above the 75th percentile, while newer Named Executive Officers may be paid at a lower percentile.  Base salary amounts are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in responsibility. To assist the Committee in determining appropriate base salary increases, the Company’s compensation consultants provided competitive base salary levels by analyzing the competitive data described in more detail above.

In setting 2015 salaries, consistent with its philosophy for 2014 salaries and given the small number of employees of the Company and the highly focused strategy of the Company, the Committee did not consider individual performance reviews but continued the approach of assessing all employees based on corporate performance.  For base salary, this resulted in all employees, including the Named Executive Officers, receiving a 3% increase.   For Lynne Powell, who joined the Company as its Senior Vice President and Chief Commercial Officer in January 2015, to establish her base salary between the 50th and 75th percentile, management recommended and the Committee determined it was advisable to set her base salary at $350,000.

The results of the 2015 base salary increases for the Named Executive Officers are as follows:

For Mr. Stonehouse, the increase resulted in a base salary of $504,687, between the 50th and 75th percentile.

For Dr. Babu, the increase resulted in a base salary of $362,283, approximating the 75th percentile.

For Dr. Sheridan, the increase resulted in a base salary of $444,369, above the 75th percentile.

For Mr. Staab, the increase resulted in a base salary of $411,084, above the 75th percentile.

In setting 2016 salaries, consistent with its philosophy for 2015 salaries and given the small number of employees of the Company and the highly focused strategy of the Company, the Committee did not consider individual performance reviews but continued the approach of assessing all employees based on corporate performance. The Committee also considered the market competitiveness of the Company’s current base salaries compared to the 2015 Peer Group based on the analysis prepared by Radford. For base salary, this resulted in all employees, including the Named Executive Officers, receiving an approximate 3% increase.

The results of the 2016 base salary increases for the Named Executive Officers are as follows:

For Mr. Stonehouse, the increase resulted in a base salary of $520,000, between the 25th and 50th percentile compared to the 2015 Peer Group.

For Dr. Babu, the increase resulted in a base salary of $373,151, between the 25th and 50th percentile compared to the 2015 Peer Group.

For Dr. Sheridan, the increase resulted in a base salary of $457,700, above the 75th percentile compared to the 2015 Peer Group.

For Mr. Staab, the increase resulted in a base salary of $423,417, above the 75th percentile compared to the 2015 Peer Group.

For Ms. Powell, the increase resulted in a base salary of $360,500, between the 50th and 75th percentile compared to the 2015 Peer Group.

Annual Incentive Compensation (AIP)

It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance.  In order to reinforce the highly focused strategy of the Company, when determining the 2015 AIP payouts, the Committee did not consider individual performance reviews but rather assessed all officers based solely on its assessment of corporate performance against established corporate objectives.

The AIP is designed to achieve the objective of basing a substantial portion of compensation on the achievement of Company performance objectives.  The AIP provides an incentive target and maximum (each expressed as a percentage of annual base salary) for employees of the Company who are Executive Directors and above, and is stratified by organization level of responsibility. For 2015, the Committee conducted an overall evaluation of Company performance in light of Company performance objectives.

The target and maximum percentages for each Named Executive Officer were set based on benchmark data described below. Based on performance, the actual payout can range from zero to the maximum percentage of annual base salary and varies by level in the Company. The overall amount of the AIP pool each performance year is determined by the Committee and based on their assessment of Company performance against the current year corporate objectives multiplied by the sum of all participants at target performance. The AIP plan allows the Committee to use its discretion in setting the size of the AIP pool. The Committee may decide that the pool is as low as 0 for a year of poor Company performance and may establish a pool that exceeds target for a year of exceptional Company performance.

Based on benchmark data provided by the LCG Group based upon the Radford Biotechnology Survey, the Committee adjusted the AIP and incentive targets and maximums in line with benchmark data starting in the 2010 performance plan year for all participants other than the CEO, who was already at benchmark.  In 2015, the Committee determined to engage The Radford Consulting Group in order to leverage Radford’s specific expertise in the biotechnology sector. The Radford Consulting Group reassessed the benchmark data based upon the Radford Biotechnology Survey for 2015 and, based on Radford’s reassessment, the Committee adjusted the targets for the Named Executive Officers in accordance with such data.  The targets and maximums for the Named Executive Officers in the 2015 plan year were: Jon Stonehouse: target 55% and maximum 75%; Dr. Sheridan, Dr. Babu, Mr. Staab and Ms. Powell: target 40% and maximum 48%.  At the time these ranges were set, the Committee believed that payout at the target performance level was challenging but achievable and that payout at the maximum performance level represented a “stretch” performance target, but was nevertheless achievable. In order to further tie individual compensation to Company performance, payout to individuals under the AIP relative to the incentive ranges in 2015 were based on Company performance and awards under the plan are typically settled in cash. All awards are reviewed and approved by the Committee.

The corporate objectives established for 2015 were: (i) advancing our oral kallikrein inhibitor program, (ii) generating capital from our Rapivab™ program, (iii) advancing the broad spectrum antiviral (“BSAV”) program, (iv) advancing the Company’s commercial strategies for approved products, (v) identify new product candidates through the Company’s drug discovery program, and (vi) maintaining our financial strength and discipline.  In assessing the Company’s performance against the 2015 objectives, the Committee considered that all objectives were met with the exception of advancing our oral kallikrein inhibitor program. While the advancement of the BCX7353 program through Phase 1was successful, the results of the avoralstat OPuS2 trial were not and therefore, given the importance of this program, the Committee decided this trial result should serve as the basis of the 2015 performance assessment.  Based on this analysis, the Committee determined that no AIP awards would be made for 2015 performance.

The AIP provides that if the employment of a participating employee is terminated as a result of death, retirement or permanent disability, the employee is eligible to receive a pro rata award based on his or her base salary on the date of separation during the plan year in which the employee was considered an active employee and the number of whole months actually worked. In all other circumstances, absent provisions to the contrary in an employment agreement, all awards are forfeited if an employee voluntarily or involuntarily terminates employment with the Company before the annual incentive awards are paid.

Long-Term Equity Incentive Awards

All of the Company’s employees, including the executive officers, are eligible to participate in the Company’s periodic awards of stock options and other stock grants under the Company’s Stock Incentive Plan.  These awards are designed to:

•	create a greater sense of employee ownership;

•	enhance the link between creation of stockholder value and long-term employee compensation;

•	provide an opportunity for increased equity ownership by employees, which increases the alignment of the financial interests of our employees and our stockholders; and

•	maintain competitive levels of total compensation.

The Committee has historically granted equity awards to all employees, including the executive officers, on an annual basis. The overall grant pool for the Annual Award for 2014 performance was established based, in part, on the Committee’s assessment of competitive stock option grant levels by organizational level and the number of employees at each level using competitive data provided by LCG Group based on its analysis of the Radford Biotechnology Survey. The Committee also considered the value of the Company’s stock, assessed in December of 2014. For the 2016 Annual Award for 2015 performance, the overall grant pool was established based, in part, on the Committee’s assessment of competitive stock option grant levels by organization level and the number of employees at each level using competitive data provided by Radford based on its analysis of the Company’s Peer Group. For each year’s Annual Award, a grant range was established for each organizational level, with target grants set at the midpoint of the 75th and 90th percentile level among competitive companies based on, for the Annual Award for 2014 performance, company data provided by LCG Group, and for the Annual Award for 2015 performance, Peer Group data provided by Radford, to ensure competitive compensation and promote employee retention and recruitment and grant opportunities varying based on individual performance.

Annual Award for 2014 Performance

In January 2015, the Committee determined long-term equity incentive awards for 2014 performance.  The Committee reviewed analysis presented by LCG Group based on competitive data provided by the Radford Biotechnology Survey, the assessment of the overall performance of the Company in 2014, which is described in detail under the heading “Annual Incentive Compensation” above, the number of shares of common stock available for grant under the Company’s Stock Incentive Plan, existing levels of stock ownership among executives, the vesting schedules of previously granted long-term equity incentive awards, changes in and the volatility of the Company’s stock price, the financial impact to the Company of the awards for 2014 performance, and the perceived impact of previously issued long-term equity incentive awards in retaining and motivating employees. In light of these factors, the Committee determined to grant long-term equity incentive awards at a level representing the 50th percentile of comparative companies based on the Radford Biotechnology Survey.  The Committee further determined that in keeping with current market trends and based on the limitations of the available equity pool, the long-term equity incentive awards for 2014 performance should consist of a mix of 75% stock options and 25% restricted stock units.  Exercising its discretion in light of the foregoing factors, in January 2015, the Committee awarded: to Mr. Stonehouse, options to purchase 135,700 shares of common stock and 28,400 restricted stock units; to Mr. Staab, options to purchase 42,400 shares of common stock and 8,900 restricted stock units; to Dr. Babu, options to purchase 42,400 shares of common stock and 8,900 restricted stock units; and to Dr. Sheridan, options to purchase 52,000 shares of common stock and 10,900 restricted stock units.

These restricted stock units granted under the Stock Incentive Plan have a four-year 25% annual vesting schedule to provide a long-term incentive for continued employment. Except with respect to the stock options granted for 2014 performance to our CEO, Jon Stonehouse, the stock options also have a four-year 25% annual vesting schedule.  All stock options granted under the Stock Incentive Plan expire ten years after the date of the grant.  This provides a reasonable time frame during which the executive officers and other employees who receive grants can benefit from the appreciation of the Company’s shares.  The Committee determined that because Mr. Stonehouse did not participate in the 2014 Special Performance Award and to further align Mr. Stonehouse’s compensation with the performance objectives discussed below, the stock options granted for 2014 performance to Mr. Stonehouse vest upon the achievement of the Company performance objectives described below under the heading “2014 Special Performance Award.”  The exercise price of options granted under the Stock Incentive Plan cannot be less than 100% of the fair market value of the underlying stock on the date of grant.

Annual Award for 2015 Performance

In order to align the incentives of employees at all levels of the organization to corporate objectives and match competitive practices, the Compensation Committee agreed to expand the eligibility under the Annual Incentive Plan to all levels of the company starting with the awards for 2015 performance to be paid in 2016.

In December 2015, the Committee determined long-term equity incentive awards. The Committee determined that the 2016 Annual Award for 2015 performance would take place in two separate grants, consisting of an initial grant using then-available shares of common stock under the Stock Incentive Plan (the “Initial Equity Grant”) and a secondary grant (the “Secondary Equity Grant”) to be determined after the Annual Shareholder meeting, which Secondary Equity Grant is (i) conditioned upon stockholder approval at the Meeting of the increase in the number of shares of common stock available under the Stock Incentive Plan described herein and (ii) expected to take place, if at all, on a date and in an amount to be determined by the Committee following the Meeting.

Initial Equity Grant

In establishing the Initial Equity Grant for 2015 performance in December 2015, the Committee reviewed the analysis presented by Radford regarding the Company’s 2015 Peer Group equity compensation practices, the assessment of the overall performance of the Company in 2015, which is described in detail under the heading “Annual Incentive Compensation” above, the number of shares of common stock available for grant under the Company’s Stock Incentive Plan, existing levels of stock ownership among executives, the vesting schedules of previously granted long-term equity incentive awards, changes in and the volatility of the Company’s stock price, the financial impact to the Company of the awards for 2015 performance, and the perceived impact of previously issued long-term equity incentive awards in retaining and motivating employees. The Committee also considered Radford’s conclusion that, when compared to the prior year compensation practices of the Company’s 2015 Peer Group, the Company’s prior year equity grants were made at levels between the 25th and 50th percentile. In light of these factors, the Committee determined to grant long-term equity incentive awards at a level representing the mid-point of the 75th and 90th percentile of comparative companies based on the 2015 Peer Group data provided by Radford.  The Committee further determined that in keeping with current market trends and based on the limitations of the available equity pool, the long-term equity incentive awards for 2015 performance should consist 100% of stock options and no restricted stock units.  Exercising its discretion in light of the foregoing factors, in December 2015, the Committee awarded: to Mr. Stonehouse, options to purchase 500,000 shares of common stock; to Mr. Staab, options to purchase 192,000 shares of common stock; to Dr. Babu, options to purchase 192,000 shares of common stock; to Dr. Sheridan, options to purchase 220,000 shares of common stock; and to Ms. Powell, options to purchase 192,000 shares of common stock.

The stock options granted in the Initial Equity Grant have a four-year 25% annual vesting schedule.  All stock options granted under the Stock Incentive Plan expire ten years after the date of the grant.  This provides a reasonable time frame during which the executive officers and other employees who receive grants can benefit from the appreciation of the Company’s shares.  The exercise price of options granted under the Stock Incentive Plan cannot be less than 100% of the fair market value of the underlying stock on the date of grant.

Secondary Equity Grant

In December 2015, the Committee authorized the potential Secondary Equity Grant for 2015 performance, which grant is (i) conditioned upon stockholder approval at the Meeting of the increase in the number of shares of common stock available under the Stock Incentive Plan described herein and (ii) expected to take place, if at all, on a date and in an amount to be determined by the Committee following the Meeting.

Clawback Policy

In January 2013, our Board implemented a “clawback” policy. The policy provides that in the event of material noncompliance with financial reporting under the securities laws, we may recover (in whole or in part) any performance based incentive payments and equity-based performance awards received by our named executive officers three years prior to a material financial restatement, if the Board determines that such executive officer was personally involved in misconduct with respect to material noncompliance that led to the restatement and that such incentive payment or equity-based performance award would have been lower had they been calculated based on the restated results.

Other Elements of Compensation

In order to attract and retain key talent and pay market levels of compensation, we offer broad-based retirement, health and welfare employee benefits to our eligible employees, including our Named Executive Officers, subject to the terms and conditions of each benefit program. Our Named Executive Officers are eligible to participate in these benefits on the same basis as other full-time employees.

Medical Insurance.  The Company makes available to eligible employees and their dependents group health, dental and vision insurance coverage.

Life and Disability Insurance.  The Company makes available disability and life insurance at coverage levels based upon the employee’s level of compensation. In addition, as part of Mr. Stonehouse’s employment agreement, he is entitled to have either a $1 million life insurance policy payable to his beneficiary upon death, or, if there is no policy in place, we are required to pay his beneficiary $1 million. An insurance policy was in place at December 31, 2015.

Defined Contribution Plan.  The Company offers a retirement plan designed to meet the requirements under Section 401(k) of the Internal Revenue Code. The 401(k) plan permits eligible employees to defer up to 100% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. Employee elective deferrals are immediately vested and non-forfeitable. The Company makes matching contributions equal to the first 5% of the employee elective deferrals, which vest over a period not to exceed six years.

Stock Purchase Plan.  The Company sponsors a broad-based employee stock purchase plan (the “ESPP”), designed to meet the requirements under Section 423 of the Internal Revenue Code. The ESPP permits employees to purchase Company stock at a discount through payroll deductions. ESPP participants are granted a purchase right to acquire shares of common stock at a price that is 85% of the stock price on either the first day of the stock purchase period or the last day of the stock purchase period, whichever is lower. The purchase dates occur on the last business days of January and July of each year. To pay for the shares, each participant may authorize periodic payroll deductions from 1% to 15% of the employee’s cash compensation, subject to certain limitations imposed by the Internal Revenue Code. In addition, no employee may purchase more than 3,000 shares in each purchase period and/or $25,000 in each calendar year. All payroll deductions collected from the participant during the purchase period are automatically applied to the purchase of common stock on the dates indicated above provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to the purchase date.

Other.  With the exception of the commuting expense reimbursements described below and the relocation expenses described under the caption “Executive Relocation Policy,” the Company makes available certain other fringe benefits to executive officers that are the same as are made available to its other employees, such as tuition reimbursement and payment of professional dues. The aggregate amount of these other fringe benefits was less than $10,000 for each NEO during 2015.

In September 2013, the Committee determined, in order to retain the employment of Dr. Sheridan and better accommodate his personal situation, to reimburse Dr. Sheridan’s reasonable commuting expenses for traveling regularly from his home in California to North Carolina to oversee and manage the clinical development operations of the Company.  The Committee also determined to grant Dr. Sheridan “gross up” payments to reimburse the taxes on such commuting reimbursements, provided that the total amount for such reimbursement and “gross up” payments do not exceed $50,000 in a calendar year.  The total cost to the Company of Dr. Sheridan’s reimbursements in 2015 was $24,660, including $12,675 in “gross up” payments.

Executive Relocation Policy.  In November 2007, the Board approved the Committee’s recommended adoption of an Executive Relocation Policy (the “Relocation Policy”) for certain new employees of the Company, including executive officers. The Relocation Policy provides for a house hunting trip, temporary living and trips home for up to 90 days, home selling support or direct reimbursement for some selling expenses, moving costs and temporary storage of goods, customary closing expenses on the new home, a miscellaneous allowance of one month’s salary, not to exceed $5,000, and gross up of all taxable expenses. The Relocation Policy requires 100% repayment of benefits if the employee leaves or is terminated for cause within 12 months from the hire date.

In connection with Ms. Powell’s hiring in January 2015, the Company paid relocation expense reimbursements and “gross up” payments to Ms. Powell in the amounts of $29,006 and $19,667, respectively.

Employment Agreement of CEO

Mr. Stonehouse entered into a one-year employment agreement with the Company on January 5, 2007 that automatically renews for successive annual terms. Mr. Stonehouse’s minimum annual compensation is $400,000 with the potential to earn a cash bonus of up to $300,000 based on the Company’s achievement of performance related goals. In addition, Mr. Stonehouse is entitled to receive reasonable vacation, sick leave, medical benefits, $1 million of life insurance during the term of his employment, participation in profit sharing or retirement plans, payment of fees for his participation in the advisory council at Duke University, and reimbursement for reasonable attorneys’ fees incurred in connection with the negotiation of his employment agreement. His agreement also provided for stock option and restricted stock awards. The termination and change in control provisions of Mr. Stonehouse’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

Employment Agreements of Other Named Executive Officers

Under Mr. Staab’s agreement, effective May 2011, he is entitled to a base salary of $370,000 and is eligible for an annual cash bonus of up to 30% of his base salary. The termination and change in control provisions of Mr. Staab’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

Under Dr. Sheridan’s agreement, effective June 2008, he is entitled to a base salary of $375,000 and a bonus based on a target amount equal to at least 25% of his base compensation. Dr. Sheridan was also provided with relocation assistance under the Relocation Policy consisting of temporary housing for up to six months and payment of certain moving expenses. The termination and change in control provisions of Dr. Sheridan’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

Under Dr. Babu’s agreement, effective April 2012, he is entitled to a base salary of $331,450 and a bonus based on a target amount equal to at least 30% of his base compensation.  The termination and change in control provisions of Dr. Babu’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

Under Ms. Powell’s agreement, effective January 2015, she is entitled to a base salary of $350,000 and a bonus based on a target amount equal to at least 35% of her base compensation.  The termination and change in control provisions of Ms. Powell’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

The stock option provisions for the other Named Executive Officers are the same as all other employees. In the event of termination of service other than on account of death or disability, each executive has three months to exercise any options exercisable prior to the termination in service. In the event of permanent disability, the executive will be able to exercise all outstanding options vested at the time of such disability in their entirety within the earlier of 12 months or the expiration of the option. In the event of death, the executor of his estate will be able to exercise all of the outstanding options in their entirety within the earlier of 12 months or the expiration of the option. If the executive has completed five years of service, all outstanding options vest in their entirety at death, but with less than five years of service only the portion of the option that was exercisable at the time of death will be exercisable during the 12 month period. As with all employees, if the executive is no longer an employee of the Company, but prior to the last date of employment continues service with the Company in another capacity, such as service as a consultant or service as a member of the Board of Directors, his outstanding options continue to vest and be exercisable until three months after separation from such service or expiration of the option.

Upon termination, each Named Executive Officer is entitled to receive amounts earned during the term of employment. These items are: accrued vacation pay, vested amounts payable under the Company’s 401(k) plan, and the ability to exercise any outstanding vested stock options for a period of three months following the final date of employment.

In addition, upon death or disability, the executive, or beneficiary in the event of death, will receive benefits under the Company’s disability benefit program or payments under a life insurance policy, as applicable.

The standard stock option terms for all optionees, including the Named Executive Officers, provides for full acceleration of vesting upon certain events. Full acceleration is automatic upon a change in control not approved by stockholders, such as: (i) acquisition of over 50% of the combined voting power of the Company, and (ii) change in composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members ceases as a result of one or more contested elections. In the event of an acquisition such as: (i) a merger or consolidation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the unvested options of the optionees are accelerated unless the options are assumed by the acquiring company. These provisions are superseded by the provisions of the employment agreements of the Named Executive Officers, if applicable, as described under the heading “Potential Payments Upon Termination or Change in Control.”

Policy Regarding Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits our ability to deduct compensation paid to certain of our Named Executive Officers (the covered employees) for tax purposes to $1 million annually.  Covered employees include our CEO and our next three highest paid executive officers, other than our principal financial officer.  This limitation does not apply to performance-based compensation, provided certain conditions are satisfied.  As part of its role, the Committee reviews and considers the deductibility of compensation with respect to Section 162(m) of the Internal Revenue Code. Options granted under the Stock Incentive Plan are expected to be fully deductible for federal income tax purposes. Compensation attributable to stock issuances or restricted stock units under the Stock Incentive Plan may or may not qualify for the performance-based compensation exception, depending upon the specific terms of each grant. The application of Section 162(m) is complex and may change with time (with potentially retroactive effect).  For 2015, the compensation paid in cash to the Company’s executive officers did not exceed the $1 million limit per officer. While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also looks at many other factors in making its decisions, and retains the flexibility to grant awards it determines to be consistent with the Company’s overall compensation philosophy even if the award is not deductible by the Company for tax purposes.

Policy with Respect to Equity Compensation Awards

The Company grants all equity incentive awards based on the fair market value as of the date of grant. The exercise price for stock option grants and similar awards is determined by reference to the last quoted price per share on the Nasdaq Global Select Market at the close of business on the date of grant.

Risk Assessment of Compensation Programs

During the Company’s proxy preparation process in the first quarter of 2016, management of the Company, together with the Company’s compensation consultant and outside counsel and Compensation Committee, examined the Company’s compensation program and discussed whether any elements of the program created risks that were reasonably likely to have a material adverse effect on the Company. Following this analysis, management concluded that the elements of the Company’s compensation program did not create risks that are reasonably likely to have a material adverse effect on the Company.  In its analysis, management considered a number of factors, including primarily: (1) the total value of the payments made under the Company’s compensation program for the prior year and (2) that any corporate actions that would potentially lead to achievement of corporate performance objectives would require approval by the Company’s Board of Directors, which provides a check on the ability of any individual to take risks that could have a material adverse effect on the Company in an effort to achieve a certain performance objective.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation awarded, paid to or earned by the individuals who served as our CEO and CFO during 2015, along with the next three most highly compensated executive officers during 2015.

Name and Principal		Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Position	Year	($)		($)(2)	($)(3)	($)(3)	($)(4)	($)(5)		($)
Jon P. Stonehouse	2015	504,687		-	345,344	2,284,992	-	14,155	(6)	3,149,178
President, Chief Executive	2014	506,202	(1)	127,491	1,382,400	640,550	232,744	13,905	(6)	2,903,292
Officer and Director	2013	475,716		-	88,892	1,230,523	166,501	13,655	(6)	1,975,287

Thomas R. Staab II	2015	411,084		-	108,224	796,417	-	13,250		1,328,975
Senior Vice President and	2014	399,120		62,308	583,200	974,413	113,747	13,000		2,145,788
Chief Financial Officer	2013	387,486		-	24,140	673,965	81,372	12,750		1,179,713

Yarlagadda S. Babu, Ph.D.	2015	362,283		-	108,224	796,417	-	13,250		1,280,174
Senior Vice President of Drug Discovery	2014	405,854	(1)	54,911	583,200	974,413	100,243	13,000		2,131,621
	2013	341,486		-	24,140	673,965	71,712	12,750		1,124,053

William P. Sheridan	2015	444,369		-	132,554	941,072	-	50,585	(7)	1,568,570
Senior Vice President and	2014	436,433	(1)	67,352	583,200	1,155,223	122,956	25,430	(7)	2,390,594
Chief Medical Officer	2013	418,860		-	24,140	673,965	87,961	21,431	(7)	1,226,357

Lynne M. Powell (8)	2015	327,564		-	113,300	2,690,143	-	61,923	(9)	3,192,930
Senior Vice President, Chief Commercial Officer

(1)	These amounts include cash payments in lieu of vacation in the following amounts to Mr. Stonehouse: $16,212; Dr. Babu: $54,114; and Dr. Sheridan: $5,003. These payments represent a payout for earned and accrued vacation under the Company’s vacation policy.

(2)	These amounts reflect payments under a company-wide cash bonus paid in June 2014.

(3)	These amounts reflect the aggregate grant date fair value for the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013 computed in accordance with FASB ASC Topic 718 of awards pursuant to the Stock Incentive Plan. Assumptions used in the calculation of these amounts are included in Note 6 to the Company’s audited financial statements for the year ended December 31, 2015, December 31, 2014 and December 31, 2013, which are included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2016, March 2, 2015 and March 10, 2014, respectively.

(4)	Represents payments earned under the AIP. Values shown reflect the full calculated payout of the incentive awards under the AIP.

(5)	Except as otherwise noted, the amounts shown reflect the Company contribution for the executive to the 401(k) plan.

(6)	Consists of Company contributions to the 401(k) plan and life insurance premiums described above under the caption “Other Elements of Compensation—Life and Disability Insurance.” For 2015, such amounts were $13,250 and $905, respectively.

(7)	Consists of Company contributions to the 401(k) plan, commuting expense reimbursements and tax “gross up” payments related to such commuting expenses, each as described above under the caption “Other Elements of Compensation—Other.” For 2015, such amounts were $13,250, $24,660 and $12,675, respectively.

(8)	Ms. Powell was hired as our Senior Vice President and Chief Commercial Officer effective January 26, 2015.

(9)	Consists of Company contributions to the 401(k) plan, relocation expense reimbursements and tax ‘gross-up’ payments related to such relocation expenses, each as described above under the caption “Other Compensation – Other.” For 2015, such amounts were $13,250, $29,006 and $19,667, respectively.

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table provides information about plan-based awards granted during 2015 to our Named Executive Officers.

			Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of	Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Fair Value of Stock and
Name	Grant Date	Compensation Committee Action	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)		Target (#)		Maximum (#)	Stock or Units (#)(2)	Underlying Options (#)(3)	Option Awards ($/Sh)(4)	Option Awards ($)(5)
Jon P. Stonehouse	1/1/2015	12/15/14	-			20,355	(6)	135,700	(6)	-	-	-	12.16	1,132,430
	1/1/2015	12/15/14	-			-		-		-	28,400	-	n/a	345,344
	12/29/2015	12/17/15	-			-		-		-	-	162,950	10.82	1,152,562
	—		-	277,578	416,367	-		-		-
Thomas R. Staab II	1/1/2015	12/15/14	-			-		-		-	-	42,400	12.16	353,832
	1/1/2015	12/15/14	-			-		-		-	8,900	-	n/a	108,224
	12/29/2015	12/17/15	-			-		-		-	-	62,573	10.82	442,585
	—		-	164,434	197,321	-		-		-
Yarlagadda S. Babu, Ph.D.	1/1/2015	12/15/14	-			-		-		-	-	42,400	12.16	353,832
	1/1/2015	12/15/14	-			-		-		-	8,900	-	n/a	108,224
	12/29/2015	12/17/15	-			-		-		-	-	62,573	10.82	442,585
	—		-	144,913	173,896	-		-		-
William P. Sheridan	1/1/2015	12/15/14	-			-		-		-	-	52,000	12.16	433,945
	1/1/2015	12/15/14	-			-		-		-	10,900	-	n/a	132,544
	12/29/2015	12/17/15	-			-		-		-	-	71,698	10.82	507,127
	—		-	177,748	213,298	-		-		-
Lynne M. Powell	1/26/15	12/15/14	-			-		-		-	-	190,000	11.33	1,472,538
	1/26/15	12/15/14	-			15,000	(6)	100,000	(6)	-	-		11.33	775,020
	1/26/15	12/15/14	-			-		-		-	10,000 (7)	-	n/a	113,300
	12/29/15	12/17/15	-			-		-		-	-	62,573	10.82	442,585
	—		-	140,000	168,000

(1)	Represents possible payouts under our 2015 AIP. The amount shown in the “target” column represents the incentive payment that will be earned if performance is assessed at target. The amount shown in the “maximum” column represents the maximum amount payable under the AIP. There is no specific “threshold” amount payable for minimal performance under the AIP. Payout could be zero if corporate objectives are not met. As discussed under the caption “Annual Incentive Compensation,” no payout was made under the 2015 AIP.

(2)	Unless otherwise indicated, restricted stock units vest 25% each year until fully vested after four years.

(3)	Options vest 25% each year until fully vested after four years and have a term of ten years.

(4)	The exercise price is the closing market price of our common stock on the grant date.

(5)	See the Summary Compensation Table above for more information about the assumptions used to determine these amounts.

(6)	Represents stock options that vest upon the achievement of performance objectives described in the Company’s 2015 proxy statement filed on April 10, 2015 (the “2015 Proxy Statement”) under the caption “2014 Special Performance Award.” The amount in the “threshold” column represents the number of options that vest upon the achievement of the minimum performance objective (i.e., 15% of the total options awarded). The amount in the “target” column represents the number of options that vest upon the achievement of all four development milestones (i.e., 100% of the total options awarded). There is no “maximum” award other than the 100% of options vested upon achievement of all of the development milestones listed in the “target” column. If no milestones are achieved, none of the options will vest.

(7)	Restricted stock units vest fully after one year.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

The following table summarizes the equity awards we have made to our Named Executive Officers which are outstanding as of December 31, 2015.

		Option Awards								Stock Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Exercise Date	Number of Shares of Stock that have not Vested (#)		Market Value of Shares of Stock that have not Vested ($)(1)
Jon P. Stonehouse	416,132	-						11.81	1/5/2017
	56,949	-						3.26	3/14/2018
	80,000	-						1.20	3/2/2019
	116,809	-						6.68	3/1/2020
	158,375	-	(2)					4.15	3/1/2021
	138,000	46,000	(2)					4.73	3/1/2022
	184,000	184,000	(2)					1.42	1/1/2023
	-	-		75,000	(4)	25,000	(4)	5.45	8/8/2023
	21,000	63,000	(2)					10.80	1/20/2024
				-		135,700	(5)	12.16	1/1/2025
	-	162,950	(2)					10.82	12/29/25
										8,314	(3)	85,800
										31,300	(3)	323,016
										96,000	(3)	990,720
										28,400	(3)	293,088
Thomas R. Staab II	101,760	-	(2)					3.78	7/1/2021
	4,000	7,750	(2)					4.73	3/1/2022
	25,000	25,000	(2)					1.42	1/1/2023
	50,000	-						1.42	1/1/2023
				41,000	(4)	17,000	(4)	5.45	8/8/2023
	8,750	26,250	(2)					10.80	1/20/2024
				-		90,000	(5)	11.13	12/22/2024
	-	42,400	(2)					12.16	1/1/2025
	-	62,573	(2)					10.82	12/29/2025
										1,400	(3)	14,448
										4,250	(3)	43,860
										40,500	(3)	417,960
										8,900	(3)	91,848
Yarlagadda S. Babu, Ph.D.	29,500	-						12.26	5/17/2016
	30,000	-						11.42	11/1/2016
	29,628	-						7.98	5/16/2017
	30,000	-						3.26	3/14/2018
	31,874	-						1.20	3/2/2019

		Option Awards								Stock Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Exercise Date	Number of Shares of Stock that have not Vested (#)		Market Value of Shares of Stock that have not Vested ($)(1)
	55,000	-						6.68	3/1/2020
	50,000	-	(2)					4.15	3/1/2021
	46,500	15,500	(2)					4.73	3/1/2022
	25,000	25,000	(2)					1.42	1/1/2023
	50,000	-						1.42	1/1/2023
				51,000	(4)	17,000	(4)	5.45	8/8/2023
	8,750	26,250	(2)					10.80	1/20/2024
				-		90,000	(5)	11.13	12/22/2024
	-	42,400	(2)					12.16	1/1/2025
	-	62,573	(2)					10.82	12/29/2025
										2,800	(3)	28,896
										4,250	(3)	43,860
										40,500	(3)	417,960
										8,900	(3)	91,848

William P. Sheridan	42,112	-						2.58	7/1/2018
	59,949	-						6.68	3/1/2020
	41,250							4.15	3/1/2021
	34,073	12,500	(2)					4.73	3/1/2022
	100,000	-						5.59	3/9/2022
	12,500	25,000	(2)					1.42	1/1/2023
	25,000	-						1.42	1/1/2023
				17,000	(4)	17,000	(4)	5.45	8/8/2023
	8,750	26,250	(2)					10.80	1/20/2024
				-		113,000	(5)	11.13	12/22/2014
	-	52,000	(2)					12.16	1/1/2025
	-	71,698	(2)					10.82	12/29/2025
										2,125	(3)	21,930
										4,250	(3)	43,860
										40,500	(3)	417,960
										10,900	(3)	112,488
Lynne M. Powell	-	190,000	(2)					11.33	1/26/2025
						100,000	(5)	11.33	1/26/2025
	-	62,573	(2)					10.82	12/29/2025
										10,000	(3)	103,200

____________

(1)	Market value is calculated by multiplying the closing market price of our common stock on December 31, 2015 ($10.32) by the number of shares that have not vested.

(2)	Options vest at a rate of 25% per year until fully vested after four years. The term of each option is ten years.

(3)	Restricted stock units vest 25% each year until fully vested after four years.

(4)	Special performance stock options that vest upon successful completion of specific performance objectives described under the caption “Special Performance Awards” in the Company’s 2014 proxy statement filed on March 21, 2014 (the “2014 Proxy Statement”).

(5)	Special performance stock options that vest upon successful completion of specific performance objectives described under the caption “2014 Special Performance Awards” in the 2015 Proxy Statement.

2015 OPTION EXERCISES AND STOCK VESTED

The following table provides information on stock option exercises during 2015 by our Named Executive Officers and restricted stock units held by our Named Executive Officers that vested during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)

Jon P. Stonehouse	53,868	407,192	63,088	(3)	705,212
Thomas R. Staab II	13,125	140,475	21,275	(4)	242,595
Yarlagadda S. Babu, Ph.D.	-	-	24,925	(5)	279,825
William P. Sheridan	70,389	877,652	24,500	(6)	275,490
Lynne M. Powell	-	-	-		-

____________

(1)	Value is calculated by multiplying (a) the number of shares acquired upon exercise by (b) the difference between the market price of our common stock at the time of exercise and the exercise price.

(2)	Value is calculated by multiplying (a) the closing market price of our common stock on the vesting date by (b) the number of shares of stock that vested.

(3)	The Company withheld 21,378 of these shares for payment of Mr. Stonehouse’s tax obligations.

(4)	The Company withheld 7,394 of these shares for payment of Mr. Staab’s tax obligations.

(5)	The Company withheld 8,398 of these shares for payment of Dr. Babu’s tax obligations.

(6)	The Company withheld 9,548 of these shares for payment of Dr. Sheridan’s tax obligations.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table sets forth potential payments payable to our Named Executive Officers upon termination of employment. The amounts include compensation payable upon voluntary or involuntary termination or retirement, termination following a change in control, and in the event of disability or death. None of the Named Executive Officers are entitled to any payments upon termination with cause. The Company’s Annual Incentive Plan provides that if the employment of a participating employee is terminated as a result of death, retirement or permanent disability, the employee is eligible to receive a pro rata award based on his or her base salary on the date of separation during the plan year in which the employee was considered an active employee and the number of whole months actually worked.  In all other circumstances, absent provisions to the contrary in an employment agreement, all awards are forfeited if an employee voluntarily or involuntarily terminates employment with the Company before the annual incentive awards are paid.  The Company’s Compensation Committee may in its discretion revise, amend or add to the benefits if it deems it advisable. The amounts shown assume the options are valued at their last intrinsic value in fiscal 2015 and that termination is effective December 31, 2015, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company. The amounts shown in the table do not include: accrued vacation, vested amounts payable under the Company’s 401(k) plan, any accrued but unpaid bonus or base salary, or potential compensation recognized upon exercise of vested options as disclosed in the Outstanding Equity Awards table above.

A description of the relevant provisions of the employment agreements of Messrs. Stonehouse and Staab, Drs. Sheridan and Babu, and Ms. Powell is set forth below the table. A description of the benefits executive officers are entitled to upon death, retirement or disability under the AIP or under the terms of the Company’s equity grants is included in “Compensation Discussion and Analysis.”

Name	Benefit	Termination Without Cause($)	Constructive Termination ($)	Disability ($)	Death (1)($)	Retirement ($)	Change in Control with no Change in Employment Status ($)	Change in Control and Termination (2)($)
Jon P. Stonehouse	Base salary	1,009,374	1,009,374	1,009,374	-	-	-	1,009,374
	Target bonus(3)	555,156	555,156	555,156	277,578	277,578	-	555,156
	Health care
	premiums(4)	28,252	28,252	28,252	-	-	-	28,252
	Equity vesting
	acceleration(5)	-	-	-	3,709,114	-	3,709,114	3,709,114
	Total	1,592,782	1,592,782	1,592,782	3,986,692	277,578	3,709,114	5,301,896

Thomas R. Staab II	Base salary	411,084	411,084	-	-	-	-	411,084
	Target bonus(3)	164,434	164,434	164,434	164,434	164,434	-	164,434
	Health care
	premiums(4)	28,252	28,252	-	-	-	-	28,252
	Equity vesting
	acceleration(5)	-	-	-	-	-	916,729	916,729
	Total	603,770	603,770	164,434	164,434	164,434	916,729	1,520,498

Yarlagadda S. Babu, Ph.D.	Base Salary	362,283	362,283	-	-	-	-	362,283
	Target bonus(3)	-	-	144,913	144,913	144,913	-	-
	Health care
	premiums(4)	28,252	28,252	-	-	-	-	28,252
	Equity vesting
	acceleration(5)	-	-	-	974,499	-	974,499	974,499
	Total	390,535	390,535	144,913	1,119,412	144,913	974,499	1,365,034

Name	Benefit	Termination Without Cause($)	Constructive Termination ($)	Disability ($)	Death (1)($)	Retirement ($)	Change in Control with no Change in Employment Status ($)	Change in Control and Termination (2)($)
William P. Sheridan	Base salary	444,369	444,369	-	-	-	-	444,369
	Target bonus(3)	-	-	177,748	177,748	177,748	-	-
	Health care
	premiums(4)	19,331	19,331	-	-	-	-	19,331
	Equity vesting
	acceleration(5)	-	-	-	971,403	-	971,403	971,403
	Total	463,700	463,700	177,748	1,149,151	177,748	971,403	1,435,103

Lynne M. Powell	Base salary	350,000	350,000	-	-	-	-	350,000
	Target bonus(3)	-	-	140,000	140,000	140,000	-	-
	Health care
	premiums(4)	28,252	28,252	-	-	-	-	28,252
	Equity vesting
	acceleration(5)	-	-	-	-	-	103,200	103,200
	Total	378,252	378,252	140,000	140,000	140,000	103,200	481,452

____________

(1)	Pursuant to the terms of the Company’s Stock Incentive Plan, acceleration of unvested options occurs only in the event of death after five years of service.

(2)	Benefits for Mr. Stonehouse are triggered if his employment is terminated without Cause or as a result of Disability or Constructive Termination following a Change of Control. Benefits for Mr. Staab, Drs. Sheridan and Babu, and Ms. Powell are triggered if their employment is terminated without Cause or if they are Constructively Terminated within six months following a Change of Control. The employment agreement for Mr. Stonehouse provides that if any benefit would be subject to excise tax imposed by section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, the employee shall be entitled to the greater of the employee's net after tax benefit of the entire payment assuming the payment is subject to section 4999 (which payment would be subject to the excise tax) and the employee's net after tax benefit of the payments after the payments are reduced just to the point that there is no section 4999 excise tax. The Company will not pay the excise tax if the payments are subject to section 4999.

(3)	Represents Annual Incentive Plan award at the target percentage for each individual (except with respect to Mr. Stonehouse, who, as described below, receives twice the Annual Incentive Plan award at the target percentage in the event of termination without Cause, Constructive Termination, or Disability).

(4)	Represents twelve months of premiums under COBRA.

(5)	Based on the closing price of the Company’s stock on December 31, 2015.

Mr. Stonehouse

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, upon non-renewal of the term of the agreement by the Company, as a result of a Constructive Termination, or by the Company as a result of a Disability, Mr. Stonehouse is entitled to severance equal to the product of (x) two, and (y) the sum of (i) his annual base salary in effect immediately prior to the effective date of the termination, and (ii) his target bonus in effect for the fiscal year of termination, to be paid in equal installments over the regularly scheduled payroll periods of the Company for the two years following the effective date of termination. The Company will also pay the monthly premium for health insurance coverage under COBRA until the earlier of 12 months following the effective date of termination or the date upon which COBRA continuation coverage ceases. If there is a Change of Control, all equity awards granted to Mr. Stonehouse vest in full, and if his employment is terminated without Cause or as a result of Disability or Constructive Termination following the Change of Control, he shall receive the benefits described above. The receipt of such benefits is subject to his signing and not revoking a release of any and all claims against the Company, its officers, directors and employees, resigning from the Board, and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and the in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

For purposes of Mr. Stonehouse’s letter agreement:

•	“Cause” is defined as: determination by the Board his employment be terminated for any of the following reasons: (i) a violation of a federal or state law or regulation that materially and adversely impacts the business of the Company, (ii) conviction or plea of no contest to a felony under the laws of the United States or any state, (iii) a breach of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer that materially and adversely impacts the Company, (iv) fraud or misappropriation of property belonging to the Company or its affiliates, or (v) willful misconduct or gross negligence in connection with the performance of his duties; provided, however, that no act or failure to act shall be considered “willful” unless it is done, or omitted to be done in bad faith or without reasonable belief that his action or omission was in the best interests of the Company.

•	“Constructive Termination” is defined as resignation of employment within 30 days of the occurrence of any of: (i) a reduction in his responsibilities or any change in his status or title with regard to his employment; (ii) a reduction in his base salary, unless such reduction occurs prior to a Change of Control (as defined below) and is made in connection with a fiscal downturn of the Company pursuant to which the base salaries of all executive officers of the Company are reduced by a comparable percentage; or (iii) a relocation of his principal office to a location more than 50 miles from the location of his then-current principal office.

•	“Change of Control” is defined as (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, or (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

•	“Disability” means the inability to perform his duties under the agreement by reason of physical or mental incapacity for 90 days, whether consecutive or not, during any consecutive 12 month period.

Mr. Staab

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or if he resigns as a result of a material and adverse change in the Company’s business within six months after the four year term of the agreement expires, Mr. Staab is entitled to (i) continuation of his base salary for one year beyond the effective termination date, payable in accordance with the regular payroll practices of the Company and (ii) payment of his target bonus in effect for the fiscal year of termination, payable in equal installments over the regularly scheduled payroll periods of the Company for the one year following the effective date of termination.  The Company will also pay the monthly premium for health insurance coverage under COBRA until the earlier of 12 months following the effective termination date, or the date upon which Mr. Staab commences employment with an entity other than the Company, if he elects to continue health insurance coverage under COBRA.  If there is a Change of Control, all equity awards granted to Mr. Staab vest in full, and if his employment is terminated without Cause or as a result of Constructive Termination following the Change of Control, he shall receive the benefits described above.  The receipt of such benefits is subject to his (a) signing and not revoking a release of any and all claims, in a form prescribed by the Company, and (b) returning to the Company all of its property and confidential information that is in his possession.  To the extent required, the payments described in this paragraph may be delayed for the minimum period and the in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

Dr. Babu

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or if he resigns as a result of a material adverse change in the Company’s business within six months after the term of his agreement expires, Dr. Babu is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (ii) if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which he commences employment with another entity.  In the event of a Change of Control, all equity awards shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within six months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and the in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

Dr. Sheridan

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or if he resigns as a result of a material adverse change in the Company’s business within six months after the term of his agreement expires, Dr. Sheridan is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (ii) relocation assistance to move Dr. Sheridan’s personal belongings back to his California residence and (iii) if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which he commences employment with another entity. In the event of a Change of Control, all equity awards shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within six months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and the in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

Ms. Powell

Ms. Powell joined the Company in January 2015.  Pursuant to the terms of her employment letter agreement, in the event of termination by the Company without Cause, or if she resigns as a result of a material adverse change in the Company’s business within six months after the term of her agreement expires, Ms. Powell is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (iii) payment of her target bonus in effect for the fiscal year of termination, payable in equal installments over the regularly scheduled payroll periods of the Company for the one year following the effective date of termination, and (iii) if she elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which she commences employment with another entity.  In the event of a Change of Control, all equity awards shall vest in full, and if her employment is terminated without Cause or she is Constructively Terminated within six months of the Change of Control, she is entitled to the benefits described above.  The receipt of such benefits is conditioned  on her signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information.  To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

For purposes of the agreements of Mr. Staab, Ms. Powell and Drs. Babu and Sheridan:

•       “Cause” means a determination by the Board that his employment be terminated for any of the following reasons: (i) failure or refusal to comply in any material respect with lawful policies, standards or regulations of Company; (ii) a violation of a federal or state law or regulation applicable to the business of the Company; (iii) conviction or plea of no contest to a felony under the laws of the United States or any State; (iv) fraud or misappropriation of property belonging to the Company or its affiliates; (v) a breach in any material respect of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer, (vi) failure to satisfactorily perform his duties after having received written notice of such failure and at least thirty (30) days to cure such failure, or (vii) misconduct or gross negligence in connection with the performance of his duties.

•       “Constructive Termination” means a resignation of employment within 30 days of the occurrence of any of the following events which occurs within 6 months following a Change of Control: (i) a material reduction in his responsibilities; (ii) a material reduction in his base salary, unless such reduction is comparable in percentage to, and is part of, a reduction in the base salary of all executive officers of the Company; or (iii) a relocation of his principal office to a location more than 50 miles from the location of his principal office immediately preceding a Change of Control.

•       “Change of Control” means (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (v) a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

2015 DIRECTOR COMPENSATION

The following table provides information related to the compensation of our non-employee directors during fiscal 2015.

Name	Fees Earned ($)	Option Award ($) (1) (2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total ($)
George B. Abercrombie	75,121	117,189	-	-	192,310
Fred E. Cohen, M.D., D.Phil	43,750 (3)	117,189	-	-	160,939
Stanley C. Erck	52,583	117,189	-	-	169,772
Nancy J. Hutson, Ph.D.	47,833 (3)	117,189	-	-	165,022
Robert A. Ingram	17,298	191,571	-	-	208,869
Kenneth B. Lee	56,833	117,189	-	-	174,022
Sanj K. Patel	11,763	127,663	-	-	139,426
Charles A. Sanders, M.D.	40,000 (3)	117,189	-	-	157,189

____________

(1)	Each non-employee director receives an automatic annual grant of an option to purchase 15,000 shares after the annual meeting. Options are granted to new directors automatically in accordance with our Stock Incentive Plan at the time they become a director. Since 2011, the initial grant is an option to purchase 25,000 shares issued on a prorated basis from the date of appointment until the next scheduled annual meeting. The options vest on a monthly basis until the next annual meeting and are then fully vested. As of December 31, 2015, each director had options outstanding to purchase the following number of shares: Mr. Abercrombie: 72,667; Dr. Cohen: 105,083; Mr. Erck: 113,333; Dr. Hutson 68,333; Mr. Ingram: 18,750; Mr. Lee: 60,000; Mr. Patel: 16,667; and Dr. Sanders: 98,333.

(2)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards pursuant to the Stock Incentive Plan granted in 2015. Assumptions used in the calculation of these amounts are included in Note 6 to the Company’s audited consolidated financial statements for the year ended December 31, 2015, which are included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2016.

(3)	Drs. Cohen, Hutson, and Sanders have each elected to receive their respective retainers in the form of shares of our common stock (in lieu of cash) equivalent in value to the fees earned. Dr. Cohen’s election was made effective on June 1, 2014. Dr. Hutson’s and Dr. Sanders’ respective elections were made effective on June 1, 2015. Pursuant to such elections, the Company issued the following number of shares: to Dr. Cohen, 4,391 shares of common stock in lieu of $35,000 of cash; to Dr. Hutson, 3,040 shares of common stock in lieu of $20,417 of cash; to Dr. Sanders, 3,040 shares of common stock in lieu of $20,417 of cash.

Narrative to Director Compensation Table

Directors who are employees of the Company do not receive any additional compensation for their services as a director. In addition to the equity awards described above, non-employee directors receive an annual retainer fee consisting of four equal installments paid in arrears on a quarterly basis.  Annual retainers are also paid to members of Board committees.  Directors are also reimbursed for expenses incurred in attending board or committee meetings and while representing the Company in conducting certain business.  The annual retainer fee is $35,000 ($60,000 for the Chairman), consisting of four quarterly payments of $8,750 each ($15,000 each for the Chairman).  Fees are not paid for attending committee meetings. Rather, members of the Audit Committee other than the Chair are paid an annual retainer of $8,000, members of the Compensation Committee, Finance Committee and Science Committee are paid an annual retainer of $5,000, and members of the Corporate Governance and Nominating Committee are paid an annual retainer of $4,000. The Chair of the Audit Committee is paid an annual retainer of $16,000, the Chair of the Compensation Committee, Finance Committee and Science Committee are each paid an annual retainer of $10,000, and the Chair of the Corporate Governance and Nominating Committee is paid an annual retainer of $7,000.  The annual retainers for committee members and committee Chairs are paid in arrears in four equal installments on a quarterly basis.

  Beginning on May 6, 2014, Directors were given the opportunity to elect to receive, in lieu of cash retainers, a number of shares of our common stock equivalent in value to the retainer earned by such Director.  Directors that make such an election receive 100% of their compensation in the form of common stock.  In 2015, elections were made on June 1, 2015, effective until the 2016 Annual Meeting.  These shares are distributed four times a year, in line with previous paid quarterly retainers. The number of shares to be distributed is determined using the closing price of our common stock on the last business day of the applicable three month period.  Three Directors, Dr. Cohen, Dr. Hutson, and Dr. Sanders, elected to receive shares of our common stock in lieu of cash retainer in 2015. Subsequent Elections to receive Company shares in lieu of cash for future years shall be made on the date of each Annual Meeting, effective until the subsequent Annual Meeting.

Compensation Committee Interlocks and Insider Participation

During 2015, the Compensation Committee consisted of Mr. Erck, Dr. Hutson, Mr. Ingram, and Dr. Sanders. No member of the Committee was at any time during 2015 an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee reviewed the Compensation Discussion and Analysis and discussed its contents with Company management. Based on such review and discussions, the Committee has recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Stanley C. Erck, Chair of the Committee

Nancy Hutson, Ph.D.

Robert A. Ingram

Charles A. Sanders, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report, in accordance with rules established by the Securities and Exchange Commission (“SEC”), for inclusion in this proxy statement.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed the internal audit plan for the year ended December 31, 2015.  Furthermore, the Audit Committee reviewed and discussed with the Company’s management and Ernst and Young LLP the evaluation of the Company’s design and functioning of its internal controls over financial reporting, including the required Section 404 testing undertaken by Company management and Ernst and Young with respect to the Company’s internal controls over financial reporting.  The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee also considered the compatibility of non-audit services with Ernst & Young LLP’s independence.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee regularly meets with Ernst & Young LLP, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. The Audit Committee and the Board approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 and has approved the retention of Ernst & Young LLP as the principal accounting firm to be used by the Company throughout the fiscal year ending December 31, 2016.

The Audit Committee currently consists of Mr. Lee, as chairperson, Mr. Abercrombie and Mr. Erck.

Kenneth B. Lee, Jr., Chair of the Committee

George B. Abercrombie

Stanley C. Erck

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of March 28, 2016 by (i) each director, (ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise noted below, the address for each person listed in the table is the principal executive offices of the Company.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Felix J. and Julian C. Baker and related persons	15,078,993	(3)	20.5%
667 Madison Avenue New York, NY 10021
Wellington Management Group LLP	7,470,439	(4)	10.1%
280 Congress St. Boston, MA 02210
BlackRock, Inc.	4,898,615	(5)	6.6%
55 East 52nd Street New York, NY 10022
D.E. Shaw & Co., L.P.	3,750,783	(6)	5.1%
1166 Avenue of the Americas, 9th Floor New York, NY 10036
George B. Abercrombie	82,667	(7)	*
Fred E. Cohen, M.D., D.Phil.	214,148	(8)	*
Stanley C. Erck	153,333	(9)	*
Nancy J. Hutson, Ph.D.	90,195	(10)	*
Robert A. Ingram	18,750	(11)	*
Kenneth B. Lee, Jr.	70,252	(12)	*
Sanj K. Patel	16,667	(13)
Charles A. Sanders, M.D.	111,304	(14)	*
Jon P. Stonehouse	1,944,804	(15)	2.6%
Thomas R. Staab II.	363,938	(16)	*
Yarlagadda S. Babu, Ph.D.	590,230	(17)	*
William P. Sheridan, M.D.	440,136	(18)	*
Lynne M. Powell	57,749	(19)	*
All executive officers and directors as a group (14 persons)	4,465,343	(20)	5.8%

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(*)	Less than one percent.

(1)	Gives effect to the shares of Common Stock issuable within 60 days after March 28, 2016 upon the exercise of all options and other rights beneficially held by the indicated stockholder on that date.

(2)	Ownership percentage is reported based on 73,687,818 shares of common stock outstanding on March 28, 2016, plus, as to the holder thereof only and no other person, the number of shares (if any) that the person has the right to acquire as of March 28, 2016 or within 60 days from that date through the exercise of all options and other rights.

(3)	From Schedule 13D/A filed with the SEC on February 4, 2016. Includes the aggregate number of shares of common stock beneficially owned along with shares of common stock that may be immediately acquired as follows: 2,116,294 shares held by 667, L.P. and 12,843,407 shares held by Baker Brothers Life Sciences, L.P. By virtue of their power to control the investment decisions of the limited partnerships listed in the table above, each of Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Julian C. Baker and Felix J. Baker may each be deemed to be beneficial owners of shares owned by such entities and may be deemed to have sole power to vote or direct the vote of and sole power to dispose or direct the disposition of such securities.

(4)	From Schedule 13G/A filed with the SEC on February 11, 2016 indicating that such shares are beneficially owned by Wellington Management Group LLP (“Wellington”) in its capacity as investment adviser to clients who are the record holders of such shares. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. No such client is known to have such right or power with respect to more than five percent of our common stock. Of such shares, Wellington has shared voting power over 7,004,719 shares and shared dispositive power over 7,470,439 shares.

(5)	From Schedule 13G/A filed with the SEC on January 25, 2016 indicating that 4,898,615 shares are held by BlackRock, Inc. and certain subsidiaries. No such subsidiary has the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, more than five percent of our common stock. BlackRock, Inc. may be deemed to have sole power to vote or to direct the vote of 4,757,860 shares of common stock and sole power to dispose or to direct the disposition of 4,898,615 shares of common stock.

(6)	From Schedule 13G filed with the SEC on March 14, 2016. D. E. Shaw & Co., L.P. and David E. Shaw can be deemed beneficially own 3,750,783 shares of the Company’s common stock. This is composed of (i) 2,139,058 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 1,142,180 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iii) 8,123 shares in the name of D. E. Shaw Asymptote Portfolios, L.L.C., and (iv) 461,422 shares under the management of D. E. Shaw Investment Management, L.L.C. Of such shares, each of D. E. Shaw & Co., L.P. and David E. Shaw has shared power to vote 3,713,161 shares and shared power to dispose or direct the disposition of 3,750,783 shares.

(7)	Includes 72,667 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(8)	Includes 105,083 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(9)	Includes 113,333 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(10)	Includes 68,333 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(11)	Includes 18,750 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(12)	Includes 60,000 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(13)	Includes 16,667 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(14)	Includes 98,333 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(15)	Includes 1,381,169 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(16)	Includes 255,110 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(17)	Includes 484,602 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(18)	Includes 387,384 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(19)	Includes 47,500 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

(20)	Includes 3,353,910 shares issuable upon exercise of stock options that are exercisable as of March 28, 2016 or within 60 days from that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”) requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file reports of ownership with the Securities and Exchange Commission. Reporting Persons are required by the Act regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by us during 2015, or written representations from certain Reporting Persons that no Forms 5 were required for those persons, the Company believes that its Reporting Persons were in compliance with all applicable filing requirements, except for the following late filings:

●	On June 16, 2015, the Forms 4 reporting vesting of performance-based stock options upon achievement of certain vesting criterion for Yarlagadda S. Babu, Alane P. Barnes, William P. Sheridan, Thomas R. Staab II, and Jon P. Stonehouse were filed late.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2017 Annual Meeting of Stockholders must be received by the Company by December 12, 2016 to be considered for inclusion in our proxy statement relating to such meeting. Proposals for inclusion in the proxy statement must comply with the Securities Exchange Act of 1934, including Rule 14a-8.

A stockholder must notify the Company no earlier than January 22, 2017 and no later than February 21, 2017 of a proposal for the 2017 Annual Meeting which the stockholder intends to present other than by inclusion in our proxy material (including director nominations) and must include with the notification the information required by the Company’s bylaws, in order to be eligible for consideration at the 2017 Annual Meeting.  In accordance with the Company’s bylaws, any stockholder entitled to vote for directors at an annual meeting of the Company may nominate persons for election as directors. Any such notice shall also include the information regarding the stockholder making the nomination and the nominee required by the Company’s bylaws.

NO INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, and that the information should be considered part of a particular filing. As provided in regulations promulgated by the SEC, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes the Company’s website address. This website address is intended to provide inactive, textual references only. The information on the Company’s website is not part of this proxy statement.

OTHER MATTERS

Management does not intend to present to the Meeting any matters other than those previously mentioned herein and does not presently know of any matters that will be presented by other parties. If other matters should properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto and in accordance with their best judgment.

GENERAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the one-page notice regarding the Internet availability of proxy materials may have been sent to multiple stockholders in your household. You may have a separate copy of this document sent to you by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703, (919) 859-1302. If you prefer to receive separate copies of the one-page notice regarding the Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address.

Stockholders may obtain a copy of the Notice of Annual Meeting, Proxy Statement, Form of Proxy, Annual Report, and our Annual Report on Form 10-K by writing to the Corporate Secretary at the address stated above or by visiting www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Alane P. Barnes, Corporate Secretary

Durham, North Carolina

April 11, 2016

BIOCRYST PHARMACEUTICALS, INC.
STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED APRIL 4, 2016)

Article One
GENERAL PROVISIONS

I.                   PURPOSES OF THE PLAN

A.                This Stock Incentive Plan (the “Plan”), formerly the “BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan,” is intended to promote the interests of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), by providing a method whereby (i) employees (including officers and directors) of the Company (or its parent or subsidiary corporations), (ii) non-employee members of the board of directors of the Company (the “Board”) (or of any parent or subsidiary corporations) and (iii) consultants and other independent contractors who provide valuable services to the Company (or any parent or subsidiary corporations) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or any parent or subsidiary corporations).

B.                 For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

(i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

C.                 The Plan, as hereby amended and restated, was approved and adopted by the Board on April 4, 2016 in order to increase by 3,800,000 the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), that may be issued pursuant to the Plan and to increase the maximum number of shares of Common Stock for which any one individual participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances and RSUs to 1,500,000 in any calendar year. The Board’s adoption of these amendments is subject to approval by the Company’s stockholders at the Company’s 2016 Annual Stockholders Meeting.

II.                STRUCTURE OF THE PLAN

A.                The Plan shall be divided into three separate equity programs:

(i) the Discretionary Option Grant Program specified in Article Two, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii) the Stock Issuance Program specified in Article Three, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly or through the issuance of restricted stock units (“RSUs”) that provide for the issuance of shares of Common Stock if the applicable vesting criteria are satisfied, and

(iii) the Automatic Option Grant Program specified in Article Four, pursuant to which non-employee members of the Board will automatically receive option grants to purchase shares of Common Stock.

B.                 Unless the context clearly indicates otherwise, the provisions of Articles One and Five of the Plan shall apply to all equity programs under the Plan and shall accordingly govern the interests of all individuals under the Plan.

III.             ADMINISTRATION OF THE PLAN

A.                The Plan shall be administered by the Committee who shall be the Compensation Committee of the Board or, in the absence of a Compensation Committee, a properly constituted committee or the Board itself (the administrator is referred to herein as the “Committee” or the “Plan Administrator”). Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934 or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Committee; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of award agreement theretofore approved by the Compensation Committee. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any subsidiary or affiliate, and/or to one or more agents.

B.                 Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are grantees, to which of such grantees, if any, awards shall be granted hereunder and the timing of any such awards; (iii) to grant awards to grantees and determine the terms and conditions thereof, including the number of shares of Common Stock subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which constitute a Change in Control to the extent permitted hereunder), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award; (v) to prescribe and amend the terms of the agreements or other documents evidencing awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by grantees under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Article One; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any award granted hereunder, and to make exceptions to any such provisions for the benefit of the Company; (viii) to approve corrections in the documentation or administration of any award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan.

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C.                 All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all grantees, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

D.                The Compensation Committee may delegate all or a portion of their duties hereunder to one or more individuals or committees. Any reference to the Compensation Committee or the Plan Administrator shall refer to such individual(s) or committee(s) to the extent of such delegation.

E.                 Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and no Plan Administrator shall exercise any discretionary functions under that program.

IV.             ELIGIBILITY

A.                The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be limited to the following:

(i) officers and other employees of the Company (or its parent or subsidiary corporations);

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(ii) individuals who are consultants or independent advisors and who provide valuable services to the Company (or its parent or subsidiary corporations); and

(iii) non-employee members of the Board (or of the board of directors of parent or subsidiary corporations).

B.                 Only Board members who are not employees of the Company (or any parent or subsidiary) shall be eligible to receive automatic option grants pursuant to the Automatic Option Grant Program specified in Article Four.

C.                 The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority to determine (i) whether to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program, (ii) which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option (“Incentive Option”) which satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or a non-statutory option not intended to meet such requirements, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which such option is to remain outstanding, and (iii) which eligible persons are to receive stock issuances under the Stock Issuance Program, the time or times when such issuances are to be made, the number of shares to be issued to each grantee, the vesting schedule (if any) applicable to the shares and the consideration for such shares.

V.                STOCK SUBJECT TO THE PLAN

A.                Shares of the Company’s Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan, as amended and restated, shall not exceed 23,190,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. The total number of shares available under the Plan, as amended and restated, as of April 4, 2016 is 14,851,204 This amount consists of 10,923,851 shares reserved for awards already issued, 127,353 shares of Common Stock available for future issuance under the Plan, and the increase of 3,800,000 shares of Common Stock authorized by the Board, subject to approval by the Company’s stockholders at the 2016 Annual Stockholders Meeting.

B.                 In no event shall the number of shares of Common Stock for which any one individual participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances and RSUs exceed 1,500,000 shares of Common Stock in the aggregate in any calendar year. For purposes of such limitation, however, no stock options granted prior to the date the Common Stock was first registered under Section 12 of the 1934 Act (the “Section 12(g) Registration Date”) shall be taken into account.

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C.                 Should an outstanding option under this Plan expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grant or direct stock issuances or RSUs under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan, or shares underlying terminated RSUs, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances or RSUs under the Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option or the vesting of a direct stock issuance or RSU under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the direct stock issuance or RSU, and not by the net number of shares of Common Stock actually issued to the holder of such option or stock issuance. Shares of Common Stock subject to any option surrendered for an appreciation distribution under Section IV of Article Two or Section IV of Article Four shall not be available for subsequent issuance under the Plan.

D.                In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances and RSUs under the Plan from and after the Section 12(g) Registration Date, (iii) the number and/or class of securities and price per share in effect under each outstanding option and stock appreciation right under the Plan, (iv) the number and/or class of securities in effect under each outstanding direct stock issuance and RSU under the Plan, and (v) the number and/or class of securities for which automatic option grants are subsequently to be made per non-employee Board member under the Automatic Option Grant Program. The purpose of such adjustments shall be to preclude the enlargement or dilution of rights and benefits under the Plan.

E.                 The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

(i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through the Nasdaq National Market, the Nasdaq Global Select Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

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(ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed nor admitted to trading on any securities exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Article Two

DISCRETIONARY OPTION GRANT PROGRAM

I.                   TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

A.                Option Price.

1.                  The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

2.                  The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IV of this Article Two and the instrument evidencing the grant, be payable through one of the following methods (or a combination thereof):

(i) full payment in cash or check drawn to the Company’s order;

(ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

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(iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalent;

(iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(v) such other method as permitted by the Plan Administrator.

For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

B.                 Term and Exercise of Options.

Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for a transfer of the option by will or by the laws of descent and distribution following the optionee’s death. However, the Plan Administrator shall have the discretion to provide that a non-statutory option may, in connection with the optionee’s estate plan, be assigned in whole or in part during the optionee’s lifetime either as (i) as a gift to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (ii) pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

C.                 Termination of Service.

1.                  Except to the extent otherwise provided pursuant to Section V of this Article Two or pursuant to an applicable award agreement, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

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(i) Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. However, should optionee die during the three (3)-month period following his or her cessation of Service, the personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.

(ii) In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

(iii) Should the optionee, after completing five (5) full years of Service, die while in Service, then the exercisability of each of his or her outstanding options shall automatically accelerate so that each such option shall become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. The personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.

(iv) In the event such Service terminates by reason of death prior to the optionee obtaining five (5) full years of Service, then the period for which each outstanding vested option held by the optionee at the time of death shall be exercisable by the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will shall be limited to the twelve (12)-month period following the date of the optionee’s death.

(v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

(vi) Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the optionee’s cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.

(vii) Should (i) the optionee’s Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be exercisable.

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2.                  The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee’s cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

3.                  For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

(i) The optionee shall be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the agreement evidencing the applicable option grant specifically states otherwise.

(ii) The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

D.                Stockholder Rights.

An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

E.                 No Repricing.

No option or stock appreciation right may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as permitted under this Plan) without the approval of the stockholders of the Company.

F.                  Repurchase Rights.

The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Company in accordance with the following provisions:

1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

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2. All of the Company’s outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee’s cessation of Service, to cancel the Company’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.                INCENTIVE OPTIONS

The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as “non-statutory” options when issued under the Plan shall not be subject to such terms and conditions.

A.                Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

B.                 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

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C.                 Termination of Employment. Any portion of an Incentive Option that remains outstanding (by reason of the optionee remaining in the Service of the Company, pursuant to the Plan Administrator’s exercise of discretion under Section V of this Article Two, or otherwise) more than 3 months following the date an optionee ceases to be an Employee of the Company shall thereafter be exercisable as a non-statutory option under federal tax laws.

Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

III.             CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A.                In the event of any of the following stockholder-approved transactions (a “Corporate Transaction”):

(1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation,

(2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

(3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant, unless the Plan Administrator, in its discretion, later determines to waive such limitations.

B.                 Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. The Plan Administrator shall have complete discretion to provide, on such terms and conditions as it sees fit, for a cash payment to be made to any optionee on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as of the date of the Corporate Transaction, over (B) the aggregate exercise price of the option.

C.                 Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

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D.                The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

E.                 In the event of a Change in Control: (1) options granted under this Article Two prior to May 23, 2016 shall be subject to the provisions of the Plan as in effect prior to such date, and (2) options granted on or after May 23, 2016 shall be treated as follows: if the grantee’s employment is terminated by the Company without Cause or the grantee resigns due to a Constructive Termination, in either case within the ninety (90) day period preceding or the two (2) year period following the Change in Control, the exercisability of such option shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate; provided, however, that if the acquiror or successor refuses to assume the option in connection with the Change in Control, the exercisability of such option under this Article Two shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate upon the occurrence of such Change in Control.

F.                  For purposes of this Section III (and for all other purposes under the Plan), a Change in Control shall be deemed to occur in the event:

(1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or

(2) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

G.                All options accelerated in connection with the Change in Control (either at the time of the Change in Control or as otherwise provided in this Section III) shall remain fully exercisable until the expiration or sooner termination of the option term.

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H.                The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

I.                   For purposes of this Article Two and for purposes of Article Three:

1.                  “Cause” means, unless otherwise provided in the applicable award agreement, the Company’s termination of the grantee’s employment for any of the following reasons: (i) failure or refusal to comply in any material respect with lawful policies, standards or regulations of Company; (ii) a violation of a federal or state law or regulation applicable to the business of the Company; (iii) conviction or plea of no contest to a felony under the laws of the United States or any State; (iv) fraud or misappropriation of property belonging to the Company or its affiliates; (v) a breach in any material respect of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer, (vi) failure to satisfactorily perform the grantee’s duties after having received written notice of such failure and at least thirty (30) days to cure such failure, or (vii) misconduct or gross negligence in connection with the performance of the grantee’s duties.

2.                  “Constructive Termination” means, unless otherwise provided in the applicable award agreement, the grantee’s resignation of employment with the Company within ninety (90) days of the occurrence of any of the following: (i) a material reduction in the grantee’s responsibilities; (ii) a material reduction in the grantee’s base salary; or (iii) a relocation of the grantee’s principal office to a location more than 50 miles from the location of the grantee’s existing principal office.

IV.             STOCK APPRECIATION RIGHTS

A.                Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IV, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option granted under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall determine in its sole discretion.

B.                 The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.

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V.                EXTENSION OF EXERCISE PERIOD

The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee’s cessation of Service or death from the limited period in effect under Section I.C.1 of Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

Article Three
STOCK ISSUANCE PROGRAM

I.                   STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units (“RSUs”), which are awards granted to a eligible individuals that entitle them to shares of Common Stock (or cash in lieu thereof) in the future following the satisfaction of vesting conditions imposed by the Plan Administrator.

A.                Vesting Provisions.

1.                  The Plan Administrator may issue shares of Common Stock under the Stock Issuance which are to vest in one or more installments over the grantee's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue RSUs under the Stock Issuance Program which shall entitle the recipient to receive a specified number of shares of Common Stock upon the attainment of one or more Service and/or performance goals established by the Plan Administrator. Upon the attainment of such Service and/or performance goals, fully-vested shares of Common Stock shall be issued in satisfaction of those RSUs. However, notwithstanding any other provision of this Plan to the contrary, in no event shall any award granted pursuant to this Article Three vest in full prior to the twelve (12)-month anniversary of the date of grant, other than in connection with the grantee’s death or permanent disability or, to the extent permitted hereunder, in connection with a Change in Control (provided that this limitation shall not apply with up to five percent (5%) of the shares of Common Stock available for issuance under this Plan following approval of the Plan at the Company’s 2016 Annual Stockholders Meeting).

2.                  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) issued by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, shall be issued or set aside with respect to the shares of unvested Common Stock granted to a grantee or subject to a grantee’s RSUs, subject to (i) the same vesting requirements applicable to the grantee's unvested shares of Common Stock or RSUs, and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

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3.                  The grantee shall have full stockholder rights with respect to any shares of Common Stock issued to the grantee under the Stock Issuance Program, whether or not the grantee's interest in those shares is vested. Accordingly, the grantee shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.                  The grantee shall not have any stockholders rights with respect to any shares of Common Stock subject to an RSU. However, the Plan Administrator may provide for a grantee to receive one or more dividend equivalents with respect to such shares, entitling the grantee to all regular cash dividends payable on the shares of Common Stock underlying the RSU, which amounts shall be (i) subject to the same vesting requirements applicable to the shares of Common Stock underlying the RSU, and (ii) payable upon issuance of the shares to which such dividend equivalents relate.

5.                  Should the grantee cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the grantee shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the grantee for consideration paid in cash, the Company shall repay to the grantee the cash consideration paid for the surrendered shares.

6.                  Except as prohibited by the last sentence of paragraph 1 above, the Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the grantee’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the grantee's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the grantee's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

7.                  Outstanding RSUs under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the Service and/or performance goals established for such awards are not attained. The Plan Administrator, however, shall, except as prohibited by the last sentence paragraph 1 above, have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding RSUs as to which the designated Service and/or performance goals are not attained. Such authority may be exercised at any time, whether before or after the grantee's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

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II.                CORPORATE TRANSACTION/CHANGE IN CONTROL

A.                All of the Company’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the such Corporate Transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement, unless the Plan Administrator determines to waive such limitations.

B.                 Each award which is assigned in connection with (or is otherwise to continue in effect after) a Corporate Transaction shall be appropriately adjusted such that it shall apply and pertain to the number and class of securities issued to the grantee in consummation of the Corporate Transaction with respect to the shares granted to grantee under this Article Three.

C.                 In the event of a Change in Control: (1) shares of restricted stock and RSUs granted under this Article Three prior to May 23, 2016 shall be subject to the provisions of the Plan as in effect prior to such date, and (2) shares of restricted stock and RSUs granted on or after May 23, 2016 shall be treated as follows: if the grantee’s employment is terminated by the Company without Cause or the grantee resigns due to a Constructive Termination, in either case within the ninety (90) day period preceding or the two (2) year period following the Change in Control, the vesting of such restricted stock and RSUs shall automatically accelerate (and all of the shares of Common Stock subject to such RSUs shall be issued to grantees), and the Company’s outstanding repurchase rights under this Article Three shall immediately terminate; provided, however, that if the acquiror or successor refuses to assume the shares of restricted stock or RSUs or substitute an award of equivalent value (as determined by the Committee in its discretion) in connection with the Change in Control, the vesting of such restricted stock or RSUs under this Article Three shall automatically accelerate (and all of the shares of Common Stock subject to such RSUs shall be issued to grantees). To the extent any shares of restricted stock or RSUs vest in whole or in part based on the achievement of performance criteria, the amount that shall vest in accordance with the proviso to clause (2) of the immediately-preceding sentence shall vest based on actual performance goal attainment through the date of the Change in Control and/or be prorated based on the time elapsed in the performance period as of the date of the Change in Control.

III.             STOCKHOLDER RIGHTS

A. Individuals who are granted shares of Common Stock pursuant to this Article Three shall be the owners of such shares for all purposes while holding such Common Stock, and may exercise full voting rights with respect to those shares at all times while held by the individuals. Individuals who have been granted RSUs shall have no voting rights with respect to Common Stock underlying RSUs unless and until such Common Stock is reflected as issued and outstanding shares on the Company’s stock ledger.

B. Unless otherwise determined by the Committee, individuals who are granted shares of Common Stock pursuant to this Article Three shall have full dividend rights with respect to such shares at all times while held by the individual. Unless determined otherwise by the Plan Administrator, shares of Common Stock underlying RSUs shall not be entitled to dividends or dividend equivalents with respect to such RSUs.

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IV.             SHARE ESCROW / LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Company until the grantee's interest in such shares vests or may be issued directly to the grantee with restrictive legends on the certificates evidencing those unvested shares.

Article Four

AUTOMATIC OPTION GRANT PROGRAM

I.                   ELIGIBILITY.

The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four shall be (i) those individuals who, after the effective date of this amendment and restatement, first become non-employee Board members, whether through appointment by the Board, election by the Company’s stockholders, or by continuing to serve as a Board member after ceasing to be employed by the Company, and (ii) those individuals already serving as non-employee Board members on the effective date of this amendment and restatement. As used herein, a “non-employee” Board member is any Board member who is not employed by the Company on the date in question.

II.                TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

A.                Grants. Option grants shall be made under this Article Four as follows:

1.                  Each individual who first becomes a non-employee Board member on or after the effective date of this amendment and restatement shall automatically be granted at such time a non-statutory stock option under the terms and conditions of this Article Four, to purchase a number shares of Common Stock equal to the product of (i) 25,000, and (ii) a fraction, the numerator of which is the number of months (rounded to the nearest whole number) remaining between the date such Board member first became a non-employee Board member and the Company’s next scheduled Annual Stockholders Meeting, and the denominator of which is 12.

2.                  Immediately following each Annual Stockholders Meeting of the Company, each individual who is then serving as a non-employee Board member (except for those individuals first elected to serve as non-employee Board members at such meeting), shall automatically be granted a non-statutory stock option under this Article Four to acquire 15,000 shares of Common Stock.

B.                 Exercise Price. The exercise price per share of each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

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C.                 Payment. The exercise price shall be through one of the following methods (or a combination thereof):

(1) payment in cash or check made payable to the Company’s order; or

(2) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

(3) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company’s order;

(4) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(5) such other method as permitted by the Plan Administrator.

For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

D.                Option Term. Each automatic grant under this Article Four shall have a term of ten (10) years measured from the automatic grant date.

E.                 Exercisability.

1.                  Each initial automatic grant made pursuant to Section II.A.1 of this Article Four shall vest and become exercisable over the period extending from the date of grant to the scheduled date of the next Annual Stockholders Meeting following the grant. A pro rata portion of such automatic grant shall vest on the last day of each calendar month following the date of grant, with the final portion vesting on the scheduled date of such Annual Stockholders Meeting.

2.                  Each 15,000 share automatic grant made pursuant to Section II.A.2 of this Article Four shall vest and become exercisable for 1/12th of the option shares upon the optionee’s completion of each month of Board service over the twelve (12)-month period measured from the automatic grant date.

F.                  Non-Transferability. During the lifetime of the optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee, except to the extent such option or the limited stock appreciation right is assigned or transferred (i) by will or by the laws of descent and distribution following the optionee’s death, or (ii) during optionee’s lifetime either (A) as a gift in connection with the optionee’s estate plan to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (B) pursuant to a domestic relations order. The portion of any option assigned or transferred during optionee’s lifetime shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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G.                Cessation of Board Service.

1.                  Should the optionee cease to serve as a Board member for any reason while holding one or more automatic option grants under this Article Four, then such optionee shall have the remainder of the ten (10) year term of each such option in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable. Upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding in its entirety. Upon the death of the optionee, whether before or after cessation of Board service, any option held by optionee at the time of optionee’s death may be exercised, for any or all of the shares of Common Stock for which the option was exercisable at the time of cessation of Board service by the optionee and which have not been theretofore exercised by the optionee, by the personal representative of the optionee’s estate or by the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. Any such exercise must occur during the reminder of the ten (10) year term of such option.

H.                Stockholder Rights. The holder of an automatic option grant under this Article Four shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

III.             CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A.                In the event of a Corporate Transaction, the exercisability of each option outstanding under this Article Four shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

B.                 Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. If so provided by the terms of the Corporate Transaction, the optionee shall receive a cash payment on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as valued pursuant to the Corporate Transaction over (B) the aggregate exercise price of the option.

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C.                 Each outstanding option under this Article Four which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same.

D.                In connection with any Change in Control, the exercisability of each option grant outstanding at the time under this Article Four shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

E.                 The automatic grant of options under this Article Four shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.             STOCK APPRECIATION RIGHTS

A.                With respect to options granted under the Automatic Option Grant Program prior to March 7, 2006:

1.                  Upon the occurrence of a Hostile Take-Over, the optionee shall have a thirty (30)-day period in which to surrender to the Company each option held by him or her under this Article Four. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is then exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Company, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant. This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by the optionee.

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2.                  For purposes of Article Four, the following definitions shall be in effect:

(i) A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.

(ii) The Take-Over Price per share shall be deemed to be equal to the fair market value per share on the option surrender date.

B.                 With respect to each option granted under the Automatic Option Grant Program on and after March 7, 2006, each optionee shall have the right to surrender all or part of the option (to the extent not then exercised) in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution shall be made in shares of Common Stock valued at fair market value on the option surrender date.

C.                 The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.

Article Five

SECTION 162(M) PERFORMANCE GOALS

I.                   GENERAL

The Plan Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock or RSUs to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award hereunder, which criteria may be based on Qualifying Performance Criteria (as defined below) or other standards of financial performance and/or personal performance evaluations. In addition, the Plan Administrator may specify that an award or a portion of an award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the Plan Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of shares of Common Stock issued under or the amount paid under an award may, to the extent specified in the applicable award agreement, be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may not delegate its duties under this Article Five to any other person with respect to any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

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II.                QUALIFYING PERFORMANCE CRITERIA

For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net income; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; (xix) progress for advancing drug discovery and/or drug development programs; or (xx) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, or production volume levels. To the extent consistent with Section 162(m) of the Code, the Committee (A) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30) or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) the adverse effect of work stoppages or slowdowns, (v) accruals for reorganization and restructuring programs and (vi) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

Article Six

MISCELLANEOUS

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I.                   AMENDMENT OF THE PLAN

The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

II.                TAX WITHHOLDING

A.                The Company’s obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights or upon the grant or vesting of direct stock issuances or RSUs under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

B.                 The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate, provide any or all holders of outstanding options or stock issuances under the Plan (other than the automatic option grants under Article Four) with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise or vesting of such awards, a whole number of such shares with an aggregate fair market value equal to the minimum amount necessary to satisfy the Federal, State and local income and employment tax withholdings (the “Taxes”) incurred in connection with the acquisition or vesting of such shares. In lieu of such direct withholding, one or more grantees may also be granted the right to deliver whole shares of Common Stock to the Company in satisfaction of such Taxes. Any withheld or delivered shares shall be valued at their fair market value on the applicable determination date for such Taxes.

III.             EFFECTIVE DATE AND TERM OF PLAN

A.                The Plan, as amended and restated, shall be effective on the date specified in the Board of Directors resolution adopting the Plan. Except as provided below, each option issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed solely by the terms and conditions of the agreement evidencing such grant, and nothing in this restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. The Plan Administrator shall, however, have full power and authority, under such circumstances as the Plan Administrator may deem appropriate (but in accordance with Section I of this Article Five), to extend one or more features of this amendment and restatement to any options outstanding on the effective date.

B.                 Unless sooner terminated in accordance with the other provisions of this Plan, the Plan shall terminate upon the earlier of (i) ten years following the date this amendment and restatement of the Plan is approved by the Board or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then any options or stock issuances outstanding on such date shall continue to have force and effect in accordance with the provisions of the agreements evidencing those awards.

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C.                 Options may be granted with respect to a number of shares of Common Stock in excess of the number of shares at the time available for issuance under the Plan, provided each granted option is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

IV.             USE OF PROCEEDS

Any cash proceeds received by the Company from the sale of shares pursuant to options or stock issuances granted under the Plan shall be used for general corporate purposes.

V.                REGULATORY APPROVALS

A.                The implementation of the Plan, the granting of any option hereunder, and the issuance of stock (i) upon the exercise or surrender of any option or (ii) under the Stock Issuance Program shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

B.                 No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including (to the extent required) the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, the Nasdaq Global Select Market or any successor system, if applicable) on which Common Stock is then trading.

VI.             NO EMPLOYMENT/SERVICE RIGHTS

Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

VII.          MISCELLANEOUS PROVISIONS

A.                Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other awards under the Plan may not be assigned, encumbered or otherwise transferred by any grantee.

B.                 Awards issued under the Plan shall be subject to any clawback policy of the Company as in effect from time-to-time.

C.                 The provisions of the Plan relating to the exercise of options and the issuance and/or vesting of shares shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws provisions, as such laws are applied to contracts entered into and performed in such State.

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D.                The Plan is intended to be an unfunded plan. Grantees are and shall at all times be general creditors of the Company with respect to their awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

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BIOCRYST PHARMACEUTICALS, INC.
C/O AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NY 10038

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E06331-P73967 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOCRYST PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Fred E. Cohen, M.D., D.Phil.
02) Kenneth B. Lee, Jr.

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS, AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E06332-P73967

BIOCRYST PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2016

(This Proxy is Solicited by the Board of Directors)

The undersigned stockholder of BioCryst Pharmaceuticals, Inc., hereby appoints Jon P. Stonehouse and Alane P. Barnes, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., to be held at the Company's corporate offices at 4505 Emperor Blvd., Suite 200, Durham, North Carolina on Monday, May 23, 2016 at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

Continued and to be signed on reverse side